                                                                EXHIBIT (17)(y)



                                THE PNC(R) FUND

                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                                                October 28, 1994

Dear Shareholder:

     We are pleased to present the Annual Report to Shareholders of The PNC Fund covering the year ended September 30, 1994. This report includes security listings, performance results and important tax information for the fixed income portfolios of The PNC Fund.

     The fixed income portfolios focus on a specific client need -- income. The range of portfolios allows shareholders to pick investments best suited to meeting their financial and tax objectives. These portfolios are managed with a sophisticated blend of discipline, experience and expertise. The goal of the PNC fixed income portfolios is to provide you with consistent returns and above-average results.

     If you have any questions regarding The PNC Fund or the enclosed information, please contact the Fund at 1-800-422-6538.

     We appreciate your participation in The PNC Fund and we welcome opportunities to better service your needs.

                                         Sincerely,

                                         /s/ G. Willing Pepper
                                         ----------------------
                                         G. Willing Pepper
                                         Chairman and President

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                           FIXED INCOME ANNUAL REPORT

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF THE PNC FIXED INCOME PORTFOLIOS

     During the year ended September 30, 1994, The PNC Fund declared the following dividends from net realized capital gains:

                                                                 SHORT-TERM         LONG-TERM
                                                                CAPITAL GAIN,     CAPITAL GAIN,
                                                                  PER SHARE         PER SHARE
                                                                -------------     -------------
          Managed Income Portfolio                                 $   .14            $.015
          Tax-Free Income Portfolio                                    .11              .23
          Intermediate Government Portfolio                           .055              .04
          Ohio Tax-Free Income Portfolio                             .0175               --
          Pennsylvania Tax-Free Income Portfolio                      .027               --
          Intermediate-Term Bond Portfolio                             .06               --

IMPORTANT TAX INFORMATION FOR THE TAX-FREE INCOME, OHIO TAX-FREE INCOME AND PENNSYLVANIA TAX-FREE INCOME PORTFOLIOS

     During the year ended September 30, 1994, 100% of the income dividends paid by the Tax-Free Income Portfolio, Ohio Tax-Free Income Portfolio and Pennsylvania Tax-Free Income Portfolio were exempt-interest dividends for purposes of federal income taxes and free from such taxes. In addition, none of such dividends was attributable to interest on private activity bonds which must be included in federal alternative minimum taxable income for the purpose of determining liability for federal alternative minimum tax.

     In January 1995, you will be furnished with a schedule showing the annual percentage breakdown by state or U.S. possession of the source of interest earned by each Portfolio in 1994.

                                  THE PNC FUND

                       ANNUAL INVESTMENT ADVISER'S REPORT
                            MANAGED INCOME PORTFOLIO

     The fixed income markets plummeted from October '93 highs over the last twelve months as a stronger-than-expected economy prompted several Federal Reserve Bank tightenings totaling 175 basis points in short rates. Inflation fears were sparked early into 1994 as signs of strength in production, employment and consumer confidence jittered the markets.

     Accordingly, interest rates rose over 200 basis points on average during this period. The Treasury long bond yield rose from 6.03% to 7.82% while the two-year Treasury note rose from 3.86% to 6.59% during the same twelve month period ending September 30, 1994. As a result, the Treasury yield curve flattened 94 basis points during that period.

     Substantial cash outflows from domestic fixed income funds along with weakness in the U.S. dollar (primarily versus the Japanese Yen and German DM) placed additional pressure on fixed income security prices. In this environment, shorter duration portfolios performed the best.

     The Managed Income Portfolio, after being long in duration for the first six months of 1994, shortened its duration from a high of 6.1 years to its current 5.4 duration. The Portfolio's longer duration for the majority of the year led to the underperformance of the Portfolio versus the Lehman Government/Corporate Index over the last twelve months ending September 30, 1994.

     Comparison of Change in Value of $10,000 investment in the Managed Income Portfolio and the Lehman Government/Corporate Index from inception and at each Fiscal Year End:

                                  [CHART 1]

                                  [CHART 2]

                                  [CHART 3]

                                  THE PNC FUND

                          TAX-FREE INCOME PORTFOLIO

     One year ago, the nation's economy was demonstrating only faint signs of a recovery and short-term interest rates, the Federal Reserve's tool to govern the rate of economic growth, were being maintained at a very stimulative level of 3%. Inflation was a mild 2.5%. In the four quarters since last summer, the financial markets have witnessed a pick up in all three areas -- the economy, interest rates and inflation. In the first two quarters of 1994, real gross domestic product (GDP) grew by 3.3% and 4.1%, versus 1.2% and 2.4% during the first two quarters of 1993. Short-term interest rates jumped to 4.75%, an increase of 175 basis points, as the Federal Reserve took pre-emptive actions against inflation and raised the federal funds rate on five separate occasions. Presently, it's too early to determine the effect of this more restrictive monetary policy, however, inflation has shown signs of escalating and is averaging about 3.0-3.5%. Pressure on consumer and producer prices has been evidenced by large jumps in commodity prices and capacity utilization, the latter hitting a five-year high in August at 84.7%.

     Municipal credit quality showed mixed results in 1994. Standard & Poor's upgraded 95 issues totalling $5.1 billion, while downgrading 43 issues totalling $6.5 billion. Moody's upgraded 65 issues totalling $4.6 billion, while downgrading 61 issues totalling $9.9 billion. Though downgrades have been dominating the headlines, overall economic improvement is being seen in municipal coffers. The Center for Study of the States reported a year-over-year increase in revenues for 45 of the 50 states. This largess presents an opportunity for states to strengthen their financial position and thus their credit quality.

     Yields in the long-term tax-exempt market remained fairly constant in the fourth quarter of 1993, and through January 1994. However, evidence of an accelerating economy prompted the Federal Reserve to tighten credit in early February 1994. Additional increases in short-term rates were made over the next six months to curb inflation and protect the dollar. For the twelve-month period ended September 30, 1994, the Bond Buyer Index (BBI) increased 113 basis points to 6.43%, while the longer Revenue Bond Index (RBI) increased 117 basis points to 6.70%. The RBI, as a percentage of the 30-year Treasury, decreased from 91.71% to 85.78%, as municipals outperformed Treasuries for the period.

     The Tax-Free Income Portfolio maintained an essentially fully invested position for the entire period. Modest cash positions were established periodically as a reserve for redemptions. The average weighted maturity remained constant at approximately 16 years. The yield curve beyond 20 years is quite flat providing little incentive to extend maturities. As the market continued to deteriorate, the average coupon was gradually increased to 6% to reduce portfolio volatility. The Portfolio continues to emphasize higher quality issues. Currently, 100% of the assets are rated AA or higher by either Moody's Investment Service or Standard & Poor's.

                                  THE PNC FUND

     Comparison of Change in Value of $10,000 investment in the Tax-Free Income Portfolio and the Lehman Municipal Bond Index from inception and at each Fiscal Year End:

                                  [CHART 4]

                                  [CHART 5]

                                  [CHART 6]

                                  THE PNC FUND

                       INTERMEDIATE GOVERNMENT PORTFOLIO

     The fixed income markets plummeted from October '93 highs over the last twelve months as a stronger-than-expected economy prompted several Federal Reserve Bank tightenings totaling 175 basis points in short rates. Inflation fears were sparked early into 1994 as signs of strength in production, employment and consumer confidence jittered the markets.

     Accordingly, interest rates rose over 200 basis points on average during this period. The Treasury long bond yield rose from 6.03% to 7.82% while the two-year Treasury note rose from 3.86% to 6.59% during the same twelve month period ending September 30, 1994. As a result, the Treasury yield curve flattened 94 basis points during that period.

     Substantial cash outflows from domestic fixed income funds along with weakness in the U.S. dollar placed additional pressure on fixed income security prices. In this environment, shorter duration portfolios performed the best.

     The Intermediate Government Portfolio, after being long in duration for the first six months of 1994, shortened its duration from a high of 4.1 years to its current 3.4 duration. The Portfolio's longer duration for the majority of the year led to the underperformance of the Portfolio versus the Lehman Intermediate Government Index over the last twelve months ended September 30, 1994.

     Comparison of Change in Value of $10,000 investment in the Intermediate Government Portfolio and the Lehman Intermediate Government Index from inception and at each Fiscal Year End:

                                  [CHART 7]

                                  [CHART 8]

                                  [CHART 9]

                                  THE PNC FUND

                         OHIO TAX-FREE INCOME PORTFOLIO

     Since the beginning of the year, economic data reflected evidence of forward momentum in the U.S. economy. In addition, the U.S. dollar had experienced weakness causing municipal bond yields to rise. Since February 1994, the Federal Reserve has raised short term interest rates 175 basis points and will likely continue this course of action to slow economic growth and suppress inflation. Sharp price declines occurred in March with prices of longer maturing issues dropping as much as 7 1/2 points. Much of the selling pressure came chiefly from mutual funds raising cash to meet redemptions. From January 1, 1994 to March 31, 1994 the Bond Buyer 20-year Index (BBI) rose from 5.28% to 6.07%.

     The fixed income markets were marred in the second quarter by volatility, in the currency markets. During that period tax-exempts experienced brief bouts of illiquidity. The tone of the market improved when the Federal Reserve boosted rates 50 basis points. By the end of the second quarter the BBI 20-year index had continued its move upward, increasing 21 basis points to 6.28%.

     During the third quarter bond prices declined approximately 1.7% as reflected by the BBI of 1994 rise of 15 basis points to 6.43%. Tax-exempt new issue supply thus far in 1994 has declined 44% with higher interest rates paring issuer refundings. While tax-exempts have outperformed Treasuries this year, investors wary of inflation have decreased their demand for tax-free bonds.

     In an environment of rising interest rates and heightened volatility the Portfolio has maintained a defensive posture by purchasing premium bonds while selling into demand for current coupon issues. The portfolio manager has added value by buying off-the-run secondary issues and selected negotiated issues. The inherent steepness of the municipal yield curve, as well as tax-exempt yields as a percentage of Treasuries, continues to offer value in the 15-20 year maturity range. The average life of the Ohio Tax-Free Income Portfolio as of September 30, 1994 was 15.8 years.

     Comparison of Change in Value of $10,000 investment in the Ohio Tax-Free Income Portfolio and the Lehman Local General Obligation Index from inception and at each Fiscal Year End:

                                  [CHART 10]

                                  [CHART 11]

                                  [CHART 12]

                                  THE PNC FUND

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

     Taxable interest rates started rising in October, 1993; while municipal interest rates did not follow until February, 1994. During 1994, long-term treasury rates have gone up by 225 basis points while municipals have risen by approximately 135 basis points. This has allowed the municipal market to outperform the taxable market, due to the lack of new issue supply which has declined by 44% from 1994. As municipals became more expensive relative to taxables, the demand for tax-exempt bonds declined and municipals are once again in equilibrium with the taxable market.

     As interest rates rose, the Portfolio became more defensive and purchased premium bonds which tend to hold their value in a declining market. The Portfolio will continue to purchase defensive bonds until interest rates have stabilized.

     The Portfolio has never purchased derivative products and does not intend to purchase these types of products in the future.

     Comparison of Change in Value of $10,000 investment in the Pennsylvania Tax-Free Income Portfolio and the Lehman Local General Obligation Index from inception and at each Fiscal Year End:


                                  [CHART 13]


                                  [CHART 14]


                                  [CHART 15]

                                  THE PNC FUND

                           SHORT-TERM BOND PORTFOLIO

     The fixed income markets plummeted from October '93 highs over the last twelve months as a stronger-than-expected economy prompted several Federal Reserve Bank tightenings totaling 175 basis points in short rates. Inflation fears were sparked early into 1994 as signs of strength in production, employment and consumer confidence jittered the markets.

     Accordingly, interest rates rose over 200 basis points on average during this period. The Treasury long bond yield rose from 6.03% to 7.82% while the two-year Treasury note rose from 3.86% to 6.59% during the same twelve month period ending September 30, 1994. As a result, the Treasury yield curve flattened 94 basis points during that period.

     Substantial cash outflows from domestic fixed income funds along with weakness in the U.S. dollar placed additional pressure on fixed income security prices. In this environment, shorter duration portfolios performed the best.

     The Short-Term Bond Portfolio, after being long in duration for the first four months of 1994, shortened its duration from a high of 2.3 years to its current 1.6 duration (1.98 years average maturity). The Portfolio's longer duration for the majority of the year led to the underperformance of the Portfolio versus the Lehman 1-3 year Government Index over the last twelve months ending September 30, 1994.

     Comparison of Change in Value of $10,000 investment in the Short-Term Bond Portfolio and the Lehman 1-3 year Government Index from inception and at each Fiscal Year End:

                                  [CHART 16]

                                  [CHART 17]

                                  [CHART 18]

                                  THE PNC FUND

                        INTERMEDIATE-TERM BOND PORTFOLIO

     The fixed income markets plummeted from October '93 highs over the last twelve months as a stronger-than-expected economy prompted several Federal Reserve Bank tightenings totaling 175 basis points in short rates. Inflation fears were sparked early into 1994 as signs of strength in production, employment and consumer confidence jittered the markets.

     Accordingly, interest rates rose over 200 basis points on average during this period. The Treasury long bond yield rose from 6.03% to 7.82% while the two-year Treasury note rose from 3.86% to 6.59% during the same twelve month period ending September 30, 1994. As a result, the Treasury yield curve flattened 94 basis points during that period.

     Substantial cash outflows from domestic fixed income funds along with weakness in the U.S. dollar (primarily versus the Yen and DM) placed additional pressure on fixed income security prices. In this environment, shorter duration portfolios performed the best.

     The Intermediate-Term Bond Portfolio, after being long in duration for the first four months of 1994, shortened its duration from a high of 4.6 years to its current 3.3 duration. The Portfolio's longer duration for the majority of the year led to the underperformance of the Portfolio versus the Lehman Intermediate Government/Corporate Index over the last twelve months ended September 30, 1994.

     Comparison of Change in Value of $10,000 investment in the Intermediate Bond Portfolio and the Lehman Intermediate Government/Corporate Index from inception and at each Fiscal Year End:

                                  [CHART 19]

                                  [CHART 20]

                                  [CHART 21]

                                THE PNC(R) FUND

                            MANAGED INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------  ---------   ------------
AGENCY OBLIGATIONS -- 33.8%
FEDERAL HOME LOAN BANK BONDS -- 5.5%
  5.07%                11/17/94    $ 5,000    $  4,990,000
  6.25%                02/19/95      5,245       5,202,384
  6.109%               07/07/97      5,000       4,975,000
  7.13%                08/26/99      5,000       4,934,375
  7.46%                09/09/04      6,000       5,824,079
                                              ------------
                                                25,925,838
                                              ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 2.9%
  7.50%                10/01/98      4,980       4,882,296
  6.50%                10/15/20     10,000       8,797,762
                                              ------------
                                                13,680,058
                                              ------------
FEDERAL HOME LOAN MORTGAGE
DISCOUNT NOTE -- 4.3%
  4.75%                10/03/94     20,600      20,594,564
                                              ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 12.8%
  8.50%                08/25/95      7,000       7,119,420
  7.50%                06/25/97     10,000       9,997,318
  6.95%                11/01/98      4,200       4,023,545
  7.50%                03/25/00     10,000       9,494,293
  8.25%                12/18/00     12,000      12,378,119
  7.30%                07/10/02      5,000       4,793,900
  6.50%                09/25/02      5,100       4,458,943
  7.05%                11/12/02      1,000         952,550
  6.40%                03/25/03      3,000       2,703,360
  7.65%                04/29/04      5,000       4,781,350
                                              ------------
                                                60,702,798
                                              ------------
FEDERAL NATIONAL MORTGAGE DISCOUNT
NOTE -- 0.9%
  4.75%                10/05/94      4,265       4,262,749
                                              ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 6.4%
  9.00%                01/15/96      4,091       4,203,061
  10.00%               11/15/98        164         174,085
  9.00%                03/15/00      1,177       1,208,964
  9.00%                06/15/00         44          44,829
  9.50%                06/15/00        202         212,675
  9.00%                08/15/00      3,971       4,080,530
  9.00%                04/15/01        358         367,885
  8.50%                07/05/01        393         393,781
  8.50%                08/15/01        708         709,138
  8.50%                09/15/01        258         258,603
  8.00%                02/15/03      6,264       6,087,639
  8.00%                03/15/03      2,458       2,388,617
  8.00%                05/15/03      6,050       5,879,875
  7.00%                02/15/05      1,412       1,283,177
  6.50%                06/15/05      3,479       3,046,473
                                              ------------
                                                30,339,332
                                              ------------
TENNESSEE VALLEY AUTHORITY -- 1.0%
  7.318%               05/31/99      5,000       4,915,625
                                              ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $165,849,111)                          160,420,964
                                              ------------
ASSET BACKED SECURITIES -- 3.3%
  Premier Auto Trust
   6.35%               04/02/97      5,000       4,933,000
   6.85%               03/02/99      5,000       4,965,625
  United Companies
    Financial Corp.
   6.575%              04/10/96      5,790       5,760,584
                                              ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $15,782,285)                            15,659,209
                                              ------------
CORPORATE BONDS -- 21.9%
AUTOMOTIVE -- 2.5%
  Ford Motor Co.
   8.00%               10/01/96      7,000       7,113,750
   9.00%               09/15/01      3,000       3,146,250
  Ford Motor Credit Co.
   6.75%               05/15/05      2,000       1,790,000
                                              ------------
                                                12,050,000
                                              ------------
BANKS -- 3.0%
  ABN-AMRO Yankee Bank
   7.75%               05/15/23      4,000       3,625,000
  Comerica Bank
   7.25%               10/15/02      6,000       5,670,000
  National Bank of Canada
   8.125%              08/15/04      5,000       4,900,000
                                              ------------
                                                14,195,000
                                              ------------
BROKERAGE -- 2.0%
  Morgan Stanley Group
   7.50%               09/01/99      5,000       4,925,000
  PaineWebber Group
   6.25%               06/15/98      5,000       4,712,500
                                              ------------
                                                 9,637,500
                                              ------------

                See accompanying notes to financial statements.

                            MANAGED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------  ---------   ------------
CORPORATE BONDS (CONTINUED)
ELECTRONICS -- 0.6%
  Phillips Electronics Co.
   8.375%              09/15/06    $ 3,000    $  2,980,680
                                              ------------
FINANCE -- 1.0%
  Household International Corp.
   6.00%               03/15/99      5,000       4,687,500
                                              ------------
MISCELLANEOUS -- 0.0%
  Larwin Group -- Participation
   in Asset Exchange
   8.00%               12/01/99          3           2,838
                                              ------------
PAPER & ALLIED PRODUCTS -- 1.0%
  Georgia Pacific
   8.25%               03/01/23      5,000       4,531,250
                                              ------------
TELEPHONE -- 3.0%
  AT&T Corp.
   6.40%               06/02/99     10,000       9,810,000
  Illinois Bell Telephone
   7.25%               03/15/24      5,000       4,337,500
                                              ------------
                                                14,147,500
                                              ------------
UTILITIES (ELECTRIC) -- 2.1%
  Niagara Mohawk
   5.875%              09/01/02      6,000       4,905,000
  Texas Utilities Electric Co.
   9.75%               05/01/21      5,000       5,181,250
                                              ------------
                                                10,086,250
                                              ------------
YANKEE -- 6.7%
  Bell Telephone, Canada
   7.75%               04/01/06      5,000       4,875,000
  BHP Finance
   6.75%               11/01/13      4,000       3,290,000
  Hydro Quebec
   8.05%               07/07/06      3,000       2,925,000
  Noranda, Inc.
   8.00%               06/01/03      6,500       6,275,685
   8.125%              06/15/04      4,500       4,387,500
  Province of Ontario Global
   Bond
   7.625%              06/22/04      5,000       4,825,000
  Westpac Banking Corp.
   9.125%              08/15/01      5,000       5,256,250
                                              ------------
                                                31,834,435
                                              ------------
TOTAL CORPORATE BONDS
  (Cost $109,343,696)                          104,152,953
                                              ------------

MEDIUM TERM NOTES -- 1.8%
AUTOMOTIVE -- 1.0%
  General Motors Acceptance
   Corp.
   6.30%               03/31/97      5,000       4,887,500
                                              ------------
BROKERAGE -- 0.8%
  Salomon Brothers, Inc.
   5.26%               02/10/99      4,000       3,730,680
                                              ------------
TOTAL MEDIUM TERM NOTES
  (Cost $8,945,150)                              8,618,180
                                              ------------
U.S. TREASURY OBLIGATIONS -- 34.4%
U.S. TREASURY BONDS -- 14.7%
  7.25%                05/15/16      4,000       3,697,120
  8.125%               08/15/19     20,000      20,243,198
  7.875%               02/15/21     11,000      10,848,089
  8.00%                11/15/21     20,000      20,041,198
  7.625%               11/15/22      4,000       3,858,520
  7.125%               02/15/23     12,000      10,914,359
                                              ------------
                                                69,602,484
                                              ------------
U.S. TREASURY NOTES -- 19.7%
  7.875%               07/15/96      1,000       1,022,980
  7.875%               07/31/96     15,000      15,355,649
  4.375%               11/15/96      2,500       2,390,175
  6.25%                01/31/97         25          24,779
  7.125%               10/15/98      5,000       5,005,850
  8.875%               11/15/98      1,000       1,060,440
  5.125%               11/30/98      2,500       2,317,825
  6.875%               07/31/99      3,000       2,953,230
  8.00%                08/15/99      1,300       1,340,807
  7.875%               02/15/00      6,000       6,055,019
  8.75%                08/15/00      7,000       7,459,200
  8.50%                11/15/00      1,500       1,582,800
  8.00%                05/15/01      1,000       1,030,810
  7.875%               08/15/01     15,800      16,179,040
  7.50%                11/15/01      1,250       1,252,562
  7.50%                05/15/02      1,200       1,201,224
  6.375%               08/15/02      6,750       6,292,687
  7.25%                05/15/04     21,000      20,474,368
                                              ------------
                                                92,999,445
                                              ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $168,412,795)                          162,601,929
                                              ------------

                See accompanying notes to financial statements.

                            MANAGED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------  ---------   ------------
VARIABLE RATE OBLIGATIONS -- 3.2%
AUTOMOBILES -- 1.1%
  Ford Motor Credit Corp.
   5.68%**             12/23/94    $ 5,000    $  4,934,373
                                              ------------
BROKERAGE -- 2.1%
  Morgan Stanley Group
   5.69%**             12/09/94     10,000      10,000,000
                                              ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $15,000,000)                            14,934,373
                                              ------------

                                   NUMBER
                                  OF SHARES
                                  ---------
TEMPORARY INVESTMENTS -- 0.2%
  Smith Barney Money Market Fund
    (Cost $761,022)                761,022         761,022
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $484,094,059*)               98.6%     467,148,630
OTHER ASSETS IN EXCESS OF
  LIABILITIES                         1.4%       6,487,725
                                  -------     ------------
NET ASSETS (Applicable to
  40,360,617 Institutional
  shares, 6,911,853 Service
  shares and 1,115,757 Series A
  Investor shares outstanding)      100.0%    $473,636,355
                                  =======     ============

NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND SERIES A
  INVESTOR SHARE ($473,636,355 /
  48,388,227)                                       $ 9.79
                                                    ======

OFFERING PRICE PER INSTITUTIONAL AND
  SERVICE SHARE                                     $ 9.79
                                                    ======
MAXIMUM OFFERING PRICE PER SERIES A
  INVESTOR SHARE ($9.79 / .955)                     $10.25
                                                    ======

-------------
 * Cost for Federal income tax purposes at September 30, 1994 was $485,368,937. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

   Gross unrealized appreciation             $     49,973
   Gross unrealized depreciation              (18,270,280)
                                             ------------
                                             $(18,220,307)
                                             ============

** Rates shown are rates as of September 30, 1994, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                           TAX-FREE INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                        PAR
                          MATURITY     (000)       VALUE
                          ---------  ---------   ----------
MUNICIPAL BONDS -- 97.3%
ARIZONA -- 2.2%
  Phoenix General Obligation Bonds
   6.375%                 07/01/13      $200     $  201,250
                                                 ----------
COLORADO -- 3.2%
  Jefferson County School District
   General Obligation Bonds
   6.00%                  12/15/12       300        291,000
                                                 ----------
DELAWARE -- 2.5%
  University of Delaware Housing
   and Dining Revenue Bonds
   5.50%                  11/01/15       250        228,437
                                                 ----------
DISTRICT OF COLUMBIA -- 3.3%
  District of Columbia General
   Obligation Series 1991 B-3
   3.95%                  06/01/03       300        300,000
                                                 ----------
FLORIDA -- 4.4%
  Florida Department of
   Transportation General
   Obligation Bonds
   6.25%                  07/01/07       400        408,000
                                                 ----------
GEORGIA -- 11.9%
  Georgia General Obligation Bonds
   6.30%                  03/01/10       310        321,238
  Georgia Municipal Electric
   Authority Revenue Bonds
   6.125%                 01/01/14       400        385,000
  Gwinnett County General
   Obligation Bonds
   6.00%                  01/01/10       400        394,000
                                                 ----------
                                                  1,100,238
                                                 ----------
KANSAS -- 14.1%
  Johnson County Internal
   Inspection Refunding Bonds
   6.00%                  09/01/07       400        400,000
  Kansas Department of
   Transportation Revenue Bonds
   6.125%                 09/01/10       500        502,500
  Kansas Department of
   Transportation Revenue Bonds
   Series A
   6.00%                  09/01/12       400        392,500
                                                 ----------
                                                  1,295,000
                                                 ----------
KENTUCKY -- 4.3%
  Louisville Water Supply Revenue
   Bonds (Louisville Water Company)
   6.00%                  11/15/14       400        395,500
                                                 ----------
LOUISIANA -- 0.2%
  Louisiana Housing Finance
   Authority Single Family Mortgage
   Revenue Bonds Series 1985 A
   9.375%                 02/01/15        20         20,825
                                                 ----------
MARYLAND -- 4.2%
  Maryland Health & Higher
   Education Authority (Johns
   Hopkins Hospital)
   5.60%                  07/01/09       300        285,375
  Mayor and City of Baltimore Port
   Facility Revenue Industrial
   Development Bonds
   (E.I. Du Pont Company)
   6.50%                  10/01/11       100        101,250
                                                 ----------
                                                    386,625
                                                 ----------
NEBRASKA -- 3.1%
  Omaha Public Power District
   Electric Revenue Bonds
   5.50%                  02/01/07       300        288,000
                                                 ----------
NEW JERSEY -- 1.1%
  New Jersey State Turnpike
   Authority Revenue Bonds
   6.50%                  01/01/16       100        103,750
                                                 ----------
NEW MEXICO -- 5.2%
  New Mexico State University
   Revenue Bonds
   5.70%                  04/01/09       500        477,500
                                                 ----------
NORTH CAROLINA -- 3.2%
  North Carolina Municipal Power
   Agency Catawba Electric Revenue
   Bonds
   6.00%                  01/01/10       300        295,875
                                                 ----------
OHIO -- 8.4%
  Ohio State University General
   Receipt Bonds
   5.75%                  12/01/09       500        473,125

                See accompanying notes to financial statements.

                           TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                        PAR
                          MATURITY     (000)       VALUE
                          ---------  ---------   ----------
OHIO (CONTINUED)
  Ohio Water Development Authority
   (Clean Water Series)
   5.65%                  12/01/05     $ 300     $  297,750
                                                 ----------
                                                    770,875
                                                 ----------
OREGON -- 3.2%
  Portland Sewer System Bonds
   Series A
   6.00%                  10/01/12       300        292,500
                                                 ----------
SOUTH CAROLINA -- 4.4%
  South Carolina Public Service
   Authority Revenue Bonds Series
   1991 D (Santee Cooper Project)
   6.50%                  07/01/14       100        100,000
  Spartanburg Water Systems
   Improvement Revenue Bonds
   6.20%                  06/01/09       300        302,625
                                                 ----------
                                                    402,625
                                                 ----------
TEXAS -- 5.5%
  Sabine River Authority Pollution
   Control Revenue Bonds
   (Southwestern Electric
   Power Project)
   8.20%                  07/01/14        85         90,844
  San Antonio Refunding Bonds
   5.75%                  08/01/13       450        418,500
                                                 ----------
                                                    509,344
                                                 ----------
UTAH -- 1.2%
  Salt Lake City Hospital Revenue
   Bonds Series A
   8.125%                 05/15/15       100        111,625
                                                 ----------
VIRGINIA -- 11.7%
  Richmond Refunding Bonds Series A
   5.50%                  01/15/13       400        360,500
  Roanoke County General Obligation
   Bonds
   5.55%                  06/01/08       400        380,000

  Virginia State Transportation
   Board Revenue Refunding Bonds
   5.25%                  05/15/12       400        350,500
                                                 ----------
                                                  1,091,000
                                                 ----------
TOTAL MUNICIPAL BONDS
  (Cost $9,238,231)                               8,969,969
                                                 ----------

                                       NUMBER
                                     OF SHARES
                                     ---------
TEMPORARY INVESTMENTS -- 1.1%
  Smith Barney Tax-Free Money
    Market Fund
  (Cost $97,912)                       97,912    $   97,912
                                                 ----------
TOTAL INVESTMENT IN SECURITIES
  (Cost $9,336,143*)                    98.4%     9,067,881
OTHER ASSETS IN EXCESS OF
  LIABILITIES                            1.6%       145,473
                                     --------    ----------
NET ASSETS (Applicable to 13,194
  Institutional shares, 210,114
  Service shares and 694,590 Series
  A Investor shares outstanding)       100.0%    $9,213,354
                                     ========    ==========
NET ASSET VALUE AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE
  AND SERIES A INVESTOR SHARE
  ($9,213,354 / 917,898)                             $10.04
                                                     ======
OFFERING PRICE PER INSTITUTIONAL
  AND SERVICE SHARE                                  $10.04
                                                     ======
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR
  SHARE ($10.04 / .955)                              $10.51
                                                     ======

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation                 $  41,850
  Gross unrealized depreciation                  (310,112)
                                                ---------
                                                $(268,262)
                                                ==========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                       INTERMEDIATE GOVERNMENT PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------  ---------   ------------
AGENCY OBLIGATIONS -- 50.5%
FEDERAL HOME LOAN BANK -- 6.9%
  6.109%               07/07/97    $ 5,000    $  4,939,650
  6.44%                07/25/97      5,000       4,936,450
  7.46%                09/09/04      4,000       3,867,500
                                              ------------
                                                13,743,600
                                              ------------
FEDERAL HOME LOAN MORTGAGE
CORP. -- 14.3%
  7.00%                11/01/94        642         629,488
  7.00%                08/01/96        894         821,740
  6.95%                09/15/96      5,197       4,983,980
  6.50%                10/15/96      3,885       3,417,931
  7.00%                06/15/97      3,000       2,737,005
  7.31%                09/03/99      8,000       7,879,838
  6.55%                04/02/03      4,000       3,635,800
  5.78%                10/22/03      5,000       4,282,750
                                              ------------
                                                28,388,532
                                              ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 18.7%
  7.50%                06/25/95      2,000       1,999,464
  8.50%                08/25/95      3,000       3,051,180
  7.50%                03/25/97      5,000       4,747,146
  8.15%                05/11/98      2,500       2,571,550
  6.50%                09/25/98      5,000       4,371,512
  8.35%                11/10/99      5,000       5,181,100
  6.69%                01/19/00      2,000       1,919,880
  7.80%                06/10/02      4,000       3,913,760
  6.625%               04/10/03      5,000       4,572,350
  5.75%                12/25/03      5,000       4,734,735
                                              ------------
                                                37,062,677
                                              ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 8.3%
  7.00%                10/15/98      5,000       4,872,911
  7.00%                01/15/99      2,480       2,374,693
  6.50%                05/01/99      3,755       3,502,512
  7.50%                06/01/00      1,779       1,674,832
  6.50%                10/15/03        426         373,073
  6.50%                11/15/03      4,244       3,716,153
                                              ------------
                                                16,514,174
                                              ------------
TENNESSEE VALLEY AUTHORITY -- 2.3%
  6.125%               07/15/03      5,000       4,443,750
                                              ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $106,593,045)                          100,152,733
                                              ------------
U.S. TREASURY OBLIGATIONS -- 48.0%
U.S. TREASURY BONDS -- 3.5%
  7.25%                05/15/16    $ 4,500    $  4,159,260
  7.125%               02/15/23      3,000       2,728,590
                                              ------------
                                                 6,887,850
                                              ------------
U.S. TREASURY NOTES -- 44.5%
  6.00%                11/15/94      5,000       5,007,400
  5.50%                02/15/95      7,000       7,002,240
  5.875%               05/15/95     11,000      11,015,288
  7.875%               07/15/96      5,000       5,114,900
  6.50%                11/30/96      5,000       4,986,550
  6.25%                01/31/97      5,000       4,955,850
  5.50%                07/31/97      5,000       4,832,300
  5.50%                09/30/97      3,000       2,890,500
  5.75%                10/31/97      6,000       5,807,940
  6.00%                12/31/97      5,000       4,863,450
  5.625%               01/31/98      5,000       4,799,850
  5.25%                07/31/98      5,000       4,692,550
  7.125%               10/15/98      5,000       5,005,850
  5.125%               12/31/98      5,000       4,629,150
  6.375%               07/15/99      5,000       4,827,000
  6.00%                10/15/99      3,000       2,841,658
  7.50%                11/15/01      1,500       1,503,074
  6.375%               08/15/02      3,700       3,449,324
                                              ------------
                                                88,224,874
                                              ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $99,196,581)                            95,112,724
                                              ------------
                                   NUMBER
                                  OF SHARES
                                  ---------
TEMPORARY INVESTMENT -- 0.0%
  Smith Barney Money Market Fund
  (Cost $78,252)                    78,252          78,252
                                              ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost $205,867,878*)                98.5%    195,343,709
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          1.5%      2,950,238
                                    ------

                See accompanying notes to financial statements.

                       INTERMEDIATE GOVERNMENT PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                                 VALUE
                                              ------------
NET ASSETS (Applicable to
  13,384,405 Institutional
  shares, 6,310,819 Service
  shares, and 882,983 Series A
  Investor shares outstanding)      100.0%    $198,293,947
                                    =====     ============
NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND SERIES A
  INVESTOR SHARE
  ($198,293,947 / 20,578,207)                       $ 9.64
                                                    ======

OFFERING PRICE PER INSTITUTIONAL AND
  SERVICE SHARE                                     $ 9.64
                                                    ======

MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($9.64 / .955)                                    $10.09
                                                    ======

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation              $     32,396
  Gross unrealized depreciation               (10,556,565)
                                             ------------
                                             $(10,524,169)
                                             =============

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         OHIO TAX-FREE INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                          PAR
                            MATURITY     (000)    VALUE
                            ---------    ----   ----------
OHIO -- 96.8%
  Akron, Bath, Copley Joint Township
   Hospital District Revenue Bonds
   5.50%                    11/15/03     $250   $  214,687
  Akron, Bath, Copley Revenue Bonds
   (Children's Hospital)
   7.45%                    11/15/00      100      113,125
  Berea City School District Unlimited
   Tax General Obligation Bonds
   7.50%                    12/15/03       75       85,031
  Brunswick Limited Tax Improvement
   General Obligation Bonds
   6.30%                    12/01/05      210      203,700
  Butler County Hospital Facilities
   Refunding Improvement Bonds
   (Middletown Regional Hospital)
   6.75%                    11/15/03       50       52,188
  Cincinnati City School District
   7.125%                   12/01/02       60       66,075
  Clark County Public Improvement
   General Obligation Bonds
   5.55%                    12/01/03      200      186,500
  Cleveland Airport System Improvement
   Revenue Bonds Series 1994 B
   5.70%                    01/01/04      150      145,688
  Cleveland Public Power System
   Improvement Series B (First
   Mortgage)
   7.00%                    11/15/01      100      102,250
  Cleveland Public Power System Series
   B
   6.25%                    11/15/02       60       63,375
  Cleveland Regional Sewer District
   Pre-refunded Bonds
   6.75%                    05/15/04       95      102,956
  Cleveland University General Receipts
   Revenue Bonds
   5.50%                    06/01/03      100       90,750
  Columbus General Obligation Bonds
   9.00%                    09/15/96      100      108,250
  Columbus Municipal Airport Authority
   Revenue Bonds
   6.00%                    01/01/04      150      146,250
  Columbus Unlimited Tax General
   Obligation Bonds
   9.00%                    09/15/97      175      194,906
  Cuyahoga County Hospital Facility
   Refunding Revenue Bonds Series 1994
   A (Cleveland Health Center)
   5.50%                    02/15/04      200      175,000
  Cuyahoga County Hospital Improvement
   Revenue Bonds (Cleveland Clinic
   Foundation)
   6.75%                    12/01/99      200      207,750
  Franklin County Hospital Revenue
   Bonds (Children's Hospital)
   6.60%                    11/01/11      150      154,875
  Franklin County Pre-refunded
   General Obligation Bonds
   6.80%                    12/01/00      150      164,625
  Franklin County Revenue Refunding
   Bonds (Doctors' Hospital)
   5.875%                   12/01/03      330      294,112
  Greene County Sewer Revenue
   Bonds
   5.50%                    12/01/03      160      145,000
  Hamilton County Electric System
   Revenue Refunding Bonds
   Series A
   6.00%                    10/15/02      160      156,600
  Hamilton County General Obligation
   Bonds
   5.10%                    12/01/03      200      174,750
  Hamilton Waterworks Mortgage Revenue
   Bonds Series A
   6.40%                    10/15/07      140      144,725
  Kettering Local School District
   Unlimited Tax General Obligation
   Bonds
   5.30%                    12/01/05      250      220,937
  Lake County Revenue Bonds (Lake
   County Hospital)
   5.50%                    08/15/03      100       87,750
  Lockland City School District
   General Obligation Bonds
   7.00%                    12/01/01      100      106,625
  Miami University General Receipts
   Revenue Bonds
   5.60%                    12/01/03      100       93,375
  Montgomery County Hospital Refunding
   Revenue Bonds
   (Dayton Osteopathic Hospital)
   7.40%                    12/01/08      340      359,125

                See accompanying notes to financial statements.

                         OHIO TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                          PAR
                            MATURITY     (000)    VALUE
                            ---------    ----   ----------
OHIO (CONTINUED)
  Montgomery County Hospital Revenue
   Bonds (Kettering Memorial Hospital)
   7.375%                   04/01/99     $200   $  217,500
  Montgomery County Water Revenue Bonds
   (Greater Moraine-Beavercreek)
   6.25%                    11/15/02      100       98,500
  North Olmstead General Obligation
   Bonds
   6.25%                    12/15/02      250      247,812
  North Royalton City School District
   General Obligation Bonds
   6.625%                   12/01/06      100      107,875
  Northwestern Local School District
   Unlimited Tax General Obligation
   Bonds
   7.20%                    12/01/10      300      329,250
  Ohio Building Authority Facilities
   Pre-refunded Bonds (DAS Data Center
   Project A)
   7.80%                    10/01/97       45       49,500
  Ohio Higher Education Facilities
   Commission Revenue Bonds
   (Ohio Dominican College)
   6.625%                   12/01/04      250      242,500
  Ohio Housing Finance Agency
   Residential Mortgage Revenue Bonds
   Series B-2
   6.35%                    09/01/04      150      149,250
  Ohio Housing Finance Agency Series
   1992 A-2 (Single Family)
   6.125%                   03/01/05      275      269,156
  Ohio State Building Authority Revenue
   Bonds Series A (Administration
   Building Fund Project)
   5.50%                    10/01/03      200      179,500
  Ohio State Building Authority Toledo
   Government Center Series A
   8.80%                    10/01/95       25       26,688
  Ohio State Higher Education Case
   Western Reserve
   7.125%                   10/01/00      150      161,813
  Ohio State Higher Education Facility
   Commission (University of Dayton
   Project)
   5.80%                    12/01/04      100       94,250
   Commission Revenue Bonds (Kenyon
   College)
   7.125%                   12/01/96       55       58,850
  Ohio State Water Development
   Authority Revenue Bonds Series D
   (Pure Water)
   7.25%                    06/01/97       50       54,500
  Ohio Turnpike Commission Revenue
   Bonds Series A
   5.60%                    02/15/04      120      110,850
  Ottawa County Sanitary Sewer Bonds
   7.375%                   10/01/99      100      111,500
  Stark County Limited Tax General
   Obligation Bonds
   5.70%                    11/15/03      100       91,875
  Summit County Hospital Facilities
   Revenue Bonds Series A (Cuyahoga
   Falls General Hospital Project)
   6.65%                    07/01/14      200      193,750
  University of Cincinnati General
   Receipts Revenue Bonds
   6.70%                    06/01/03      100      107,500
  University of Cincinnati General
   Receipts Revenue Bonds Series G
   7.00%                    06/01/01      250      264,688
  University of Toledo General Receipts
   Revenue Bonds
   5.75%                    12/01/02      200      191,000
  Wadsworth Housing Development
   Corporation Mortgage Revenue Bonds
   Series 1993
   5.75%                    03/01/06      130      124,475
  Warren County Sewer System Revenue
   Bonds
   6.70%                    12/01/02      115      120,031
  West Geauge Local School District
   General Obligation Bonds
   5.95%                    11/01/04      100       96,500
  Worthington City School District Pre-
   refunded Unlimited Tax General
   Obligation Bonds
   7.45%                    12/01/99       45       50,400
                                                ----------
                                                 8,110,493
                                                ----------

                See accompanying notes to financial statements.

                         OHIO TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                        PAR
                            MATURITY   (000)      VALUE
                            ---------  ------   ----------
PUERTO RICO -- 2.6%
  Puerto Rico Commonwealth
   Highway and Transportation
   Authority -- Highway Revenue
   Refunding Bonds Series W
   5.50%                    07/01/03     $250   $  218,438
                                                ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $8,800,203*)                    99.4%    8,328,931
OTHER ASSETS IN EXCESS OF
  LIABILITIES                            0.6%       51,293
                                       -----    ----------
NET ASSETS (Applicable to 13,197
  Institutional shares, 461,217
  Service shares and 398,330 Series A
  Investor shares outstanding)         100.0%   $8,380,224
                                       =====    ==========
NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE
  AND SERIES A INVESTOR SHARE
  ($8,380,224 / 872,744)                             $9.60
                                                     =====
OFFERING PRICE PER INSTITUTIONAL
  AND SERVICE SHARE                                  $9.60
                                                     =====
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR
  SHARE
  ($9.60 / .955)                                    $10.05
                                                    ======

-------------
* Also cost for Federal income tax purposes. The gross unrealized depreciation on a tax basis is $471,272.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                       MATURITY       (000)        VALUE
                       ---------    ---------   -----------
MUNICIPAL BONDS -- 96.9%
PENNSYLVANIA -- 95.5%
  Allegheny County General
   Obligation Bonds Series C-38
   6.20%               09/01/01      $   250    $   259,688
  Allegheny County Hospital
   Authority Revenue Bonds --
   Mercy Hospital of Pittsburgh
   6.35%               04/01/00          300        314,250
  Allegheny County Hospital
   Development Authority Refunded
   Revenue Bonds Mercy Hospital
   Series 1986
   7.375%              04/01/15          750        785,625
  Allegheny County PA Residential
   Financial Authority Single
   Family Mtge Revenue Series
   1994-Y
   6.20%               05/01/17          400        398,000
  Allegheny County Pennsylvania
   Refunding Bonds Series C-42
   5.00%               10/01/10        1,000        866,250
  Allentown Parking Authority
   Guaranteed Revenue Bonds
   7.00%               10/01/12          500        520,625
  Beaver County Hospital Authority
   Revenue Bonds -- Medical Center
   Series A
   6.25%               07/01/11          250        248,125
  Berks County General Obligation
   Refunding Bonds
   5.75%               11/15/12          300        282,750
  Bristol Township School District
   Series 1993
   5.10%               02/15/08        1,000        916,250
  Central Bucks School District
   General Obligation Revenue Bond
   Series 1993 A
   5.15%               05/15/08        1,015        933,800
  Centre County General Obligation
   Series B 1993
   5.30%               07/01/18          530        457,788
  Charleroi Area School District
   General Obligation Series C
   5.75%               11/15/13          300        284,250
  Chester County General
   Obligation Revenue Bonds Series
   1991
   6.70%               12/15/04          385        404,731
  Chester County Pennsylvania
   Health and Education Facilities
   Authority Health Systems
   Revenue Bond Series 1994 A
   5.30%               05/15/07        2,605      2,360,781
  Chester County Solid Waste
   Authority -- Guaranteed Solid
   Waste Revenue Bonds Series 1990
   A
   6.75%               01/01/99          250        266,250
  Chester Upland School Authority
   Pennsylvania Bank Qualified
   5.60%               11/15/14          850        769,250
  Coatesville School District
   General Obligation Revenue
   Bonds
   6.40%               01/15/05          500        529,375
  Commodore Perry School District
   Bank Qualified
   7.10%               02/01/16          445        475,594
  Dauphin County General Authority
   Revenue Bonds
   6.85%               06/01/09          800        836,000
  Dauphin County General Authority
   Revenue Bonds Series 1986 Sub
   Series BBB
   5.30%               06/01/05          535        494,875
   5.40%               06/01/06          565        519,800
   5.50%               06/01/07          550        503,938
  Dauphin County General Authority
   Revenue Bonds Series 1994 A
   6.80%               01/01/08          500        488,125
  Delaware County Authority Health
   Facilities Revenue Bonds Series
   1993 B
   6.00%               11/15/07        1,000        913,750
  Duquesne Penn School District
   General Obligation Bonds
   5.75%               10/01/18        1,000        880,000
  Erie County Prison Authority
   Lease Revenue Bonds
   Pre-refunded
   6.25%               11/01/01          500        527,500
  Fox Chapel School District
   General Obligation
   5.50%               08/15/11          575        522,531

                See accompanying notes to financial statements.

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                       MATURITY       (000)        VALUE
                       ---------    ---------   -----------
PENNSYLVANIA (CONTINUED)
  Harrisburg Authority Lease
   Revenue -- Greene County Prison
   Capital Guarantee Bonds
   6.50%               06/01/04      $   500    $   529,375
  Indiana County Hospital
   Authority Hospital Revenue
   Bonds Series A
   7.125%              07/01/23        1,500      1,483,125
  Lancaster Higher Education
   Authority College Revenue
   Bonds -- (Franklin and Marshall
   University)
   5.65%               04/15/10          500        471,875
  Lebanon County Good Samaritan
   Hospital Authority -- Hospital
   Revenue Bonds Series 1993
   5.55%               11/15/04          355        331,038
  Lebanon County Good Samaritan
   Hospital Authority Revenue
   Bonds
   6.00%               11/15/18          750        653,438
  Lehigh County Pennsylvania
   General Purpose Authority
   Hospital Revenue Bonds Series
   1994 A
   6.00%               07/01/09        2,520      2,453,850
  Ligonier Valley Pennsylvania
   School District
   5.65%               03/01/14        2,000      1,837,500
  Lycoming County Authority
   Hospital Lease Revenue Bonds
   7.75%               07/01/16        2,000      2,162,500
  North Allegheny School District
   General Obligation Bonds Series
   A
   6.35%               11/01/12        1,000      1,003,750
  Northampton County Higher
   Education Authority
   Pennsylvania College
   Revenue Bonds
   6.10%               07/01/12        1,950      1,889,063
  Oil City Pennsylvania School
   District Series B
   5.30%               05/15/11          565        508,500
  Pennsylvania Finance Authority
   Refunded Revenue Bonds --
   (Municipal Capital Improvement
   Project)
   6.60%               11/01/09        2,760      2,773,800
  Pennsylvania Higher Educational
   Authority Facilities
   Philadelphia College of
   Textiles and Science College
   Refunding Revenue Bonds
   5.45%               02/01/07          285        260,418
  Pennsylvania Higher Educational
   Facilities Authority --
   Philadelphia College of
   Textiles and Science College
   Revenue Bonds
   4.95%               02/01/02          255        237,788
  Pennsylvania Higher Educational
   Facilities Authority
   Philadelphia College of
   Textiles and Science College
   Bonds
   5.15%               02/01/04        1,230      1,122,375
  Pennsylvania Higher Educational
   Facilities Authority Revenue
   Bond
   5.15%               11/01/11          500        436,875
  Pennsylvania Housing Finance
   Authority Single Family Revenue
   Bonds Series 1991-32
   7.15%               04/01/15          300        305,250
  Pennsylvania Intergovernmental
   Cooperative Authority Special
   Tax Revenue Bonds
   5.75%               06/15/15        1,000        902,500
  Pennsylvania Intergovernmental
   Cooperative Authority Special
   Tax Revenue Bonds -- City of
   Philadelphia Funding Program
   5.25%               06/15/06        1,000        927,500
  Pennsylvania State Certificates
   of Participation Series A
   5.20%               07/01/05          400        377,000
  Pennsylvania State General
   Obligation Bonds Refunding
   Bonds
   8.00%               12/15/99          350        371,438
  Pennsylvania State General
   Obligation Bonds Second Series
   A
   6.50%               11/01/05          250        259,375

                See accompanying notes to financial statements.

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                       MATURITY       (000)        VALUE
                       ---------    ---------   -----------
PENNSYLVANIA (CONTINUED)
  Pennsylvania State Higher
   Educational Facilities Revenue
   Bonds -- (Thomas Jefferson
   University) Series A
   6.625%              08/15/09      $   500    $   514,375
  Pennsylvania State University
   Revenue Bonds
   5.50%               08/15/16        2,000      1,780,000
  Pennsylvania Turnpike
   Authority -- Common Turnpike
   Revenue Bonds Series L
   6.50%               06/01/04          445        467,805
  Philadelphia Health and Higher
   Educational Facilities
   Authority Revenue
   Bonds -- (Graduate Hospital)
   6.25%               07/01/13        1,450      1,319,500
  Philadelphia Hospital and Higher
   Education Authority Hospital
   Revenue Bonds (Friends
   Hospital)
   6.20%               05/01/11          500        451,875
  Philadelphia Hospital and Higher
   Education Authority Hospital
   Revenue Bonds -- (Friends
   Hospital)
   5.95%               05/01/04          500        478,125
  Philadelphia Hospital and Higher
   Education Facilities Authority
   Hospital Revenue Bonds --
   (Children's Hospital)
   5.375%              02/15/14        1,000        867,500
  Philadelphia Hospital and Higher
   Education Facilities Authority
   Hospital Revenue Bonds (Wills
   Eye Hospital)
   5.25%               07/01/02          500        475,000
  Philadelphia Hospital and Higher
   Education Facility Authority
   Revenue Bonds (Graduate Health
   Systems) Series A
   5.10%               07/01/98          470        461,188
  Philadelphia Industrial
   Development Authority Revenue
   Bonds -- PGH Corp.
   5.25%               07/01/17          810        682,425
  Philadelphia Municipal Authority
   Lease Revenue Refunding Bonds
   Series A
   5.625%              11/15/14      $ 1,000    $   912,500
  Philadelphia Pennsylvania
   Authority Individual
   Development Revenue Refunding
   Bonds -- PGH Development
   Corporation
   5.25%               07/01/17        1,000        842,500
  Philadelphia Pennsylvania Higher
   Education Facilities Authority
   Revenue Bonds (Graduate Health
   Systems) Series B
   6.25%               07/01/13          750        682,500
  Philadelphia Pennsylvania
   Hospital & Higher Education
   Facilities Authority Hospital
   Revenue Bonds (Frankford
   Hospital) Series 1993 A
   6.00%               06/01/23          815        687,655
  Philadelphia Pennsylvania
   Hospital Higher Education
   Facilities Authority Hospital
   Revenue Refunding Bonds
   (Childrens Hospital) -- Series
   A
   5.00%               02/15/21        1,000        798,750
  Philadelphia School District
   General Obligation Refunding
   Bonds Series 1991 A
   6.70%               07/01/99          250        263,750
  Pittsburgh Water and Sewer
   Authority -- Water and Sewer
   Systems Refunding Bonds
   6.60%               09/01/02          250        272,188
  Pittsburgh Water and Sewer
   Authority Series A
   6.00%               09/01/16          200        208,000
  Scranton-Lackawanna Health and
   Welfare Authority Revenue Bonds
   Pre-refunded (University of
   Scranton Project) Series B
   7.40%               06/15/00          200        223,750
  State Public School Building
   Authority College Revenue Bonds
   Series V -- (Delaware County
   Community College)
   5.375%              10/01/17        1,000        891,250

                See accompanying notes to financial statements.

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                       MATURITY       (000)        VALUE
                       ---------    ---------   -----------
PENNSYLVANIA (CONTINUED)
  State Public School Building
   Authority Revenue Bonds --
   (North Star School Project H)
   6.50%               08/15/11      $   500    $   511,875
  Trinity Area School District
   Refunding Bonds Series A
   5.50%               11/01/11        2,000      1,847,500
  Westmoreland County General
   Obligation Bonds Series D
   5.25%               08/01/09          500        465,625
  Westmoreland County Industrial
   Development Authority Revenue
   Bonds -- (Westmoreland County
   Health Systems)
   6.00%               07/01/11          200        194,500
  York County Hospital Authority
   Hospital Revenue Bonds
   (Hanover General Hospital,
   Inc.)
   Series 1994 A
   4.60%                12/01/04         605        548,280
   4.70%                12/01/05         680        612,000
   4.80%                12/01/06         635        568,325
                                                -----------
                                                 56,086,975
                                                -----------
PUERTO RICO -- 1.4%
  Puerto Rico Electric Power
   Authority -- Power Revenue
   Bonds
   6.75%                07/01/03         250        268,750
  Puerto Rico Public Buildings
   Authority Guaranteed Refunding
   Bonds Series J
   6.50%                07/01/03         500        521,250
                                                -----------
                                                    790,000
                                                -----------
TOTAL MUNICIPAL BONDS
  (Cost $60,281,436)                             56,876,975
                                                -----------
                                     NUMBER
                                    OF SHARES      VALUE
                                    ---------   -----------
TEMPORARY INVESTMENT -- 1.6%
  Smith Barney Tax Free Money
   Market Fund
   (Cost $936,238)                   936,238    $   936,238
                                                -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $61,217,674*)                  98.5%     57,813,213
OTHER ASSETS IN EXCESS OF
  LIABILITIES                           1.5%        905,878
                                    --------    -----------
NET ASSETS (Applicable to 65,010
  Institutional shares, 1,172,254
  Service shares and 4,742,341
  Series A Investor shares
  outstanding)                        100.0%    $58,719,091
                                    =======     ===========
NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND SERIES A
  INVESTOR SHARE
  ($58,719,091 / 5,979,605)                           $9.82
                                                      =====
OFFERING PRICE PER INSTITUTIONAL AND SERVICE
  SHARE                                               $9.82
                                                      =====
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR
  SHARE ($9.82 / .955)                               $10.28
                                                     ======


-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation               $    54,237
  Gross unrealized depreciation                (3,458,698)
                                              -----------
                                              $(3,404,461)
                                              ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                           SHORT-TERM BOND PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)        VALUE
                        ---------  ---------   -----------
AGENCY OBLIGATIONS -- 17.3%
FEDERAL HOME LOAN BANK BONDS -- 12.3%
  5.07%                 11/17/94    $ 1,000    $   998,000
  4.675%                12/17/96      2,000      1,973,750
                                               -----------
                                                 2,971,750
                                               -----------
FEDERAL HOME LOAN MORTGAGE CORP.
NOTES -- 5.0%
  4.75%                 10/03/94      1,200      1,199,683
                                               -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $4,199,683)                              4,171,433
                                               -----------
ASSET BACKED SECURITIES -- 31.8%
AUTOMOTIVE -- 11.9%
  Capital Auto Receivables Asset
   Trust
   3.65%                02/15/95        458        457,648
  John Deere Owner Trust
   4.10%                10/15/00      1,248      1,224,267
  Toyota Motor Credit Auto
   Receivable
   3.90%                08/17/98         93         90,858
  Union Federal Master Trust
   4.875%               11/15/95      1,126      1,101,458
                                               -----------
                                                 2,874,231
                                               -----------
FINANCE -- 19.9%
  Advanta Mortgage Loan Trust
   5.55%                03/15/97        885        826,615
  CoreStates Home Equity Trust
   5.10%                03/15/96        801        763,746
  The Money Store Home Equity
   Trust
   5.075%               11/15/95      1,328      1,278,905
  United Companies
   Financial Corp.
   6.575%               04/10/96      1,930      1,920,195
                                               -----------
                                                 4,789,461
                                               -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $7,864,950)                              7,663,692
                                               -----------
CORPORATE BONDS -- 17.3%
AUTOMOTIVE -- 5.4%
  Ford Motor Credit Corp.
   5.625%               03/03/97      1,000        966,120
  Ford Motor Equipment Trust
   5.30%                07/01/97        350        330,995
                                               -----------
                                                 1,297,115
                                               -----------
BROKERAGE -- 8.1%
  Lehman Brothers, Inc.
   Subordinated Notes
   7.375%               08/15/97    $ 1,000    $   992,500
  Merrill Lynch Co., Inc.
   5.00%                12/15/96      1,000        956,250
                                               -----------
                                                 1,948,750
                                               -----------
FINANCE -- 3.8%
  Great Western Financial Corp.
   6.375%               07/01/00      1,000        920,450
                                               -----------
TOTAL CORPORATE BONDS
  (Cost $4,343,559)                              4,166,315
                                               -----------
MEDIUM TERM NOTES -- 11.8%
AUTOMOTIVE -- 7.9%
  Chrysler Financial Corp.
   5.08%                01/27/97      1,000        957,500
  General Motors Acceptance Corp.
   5.25%                12/06/96      1,000        960,870
                                               -----------
                                                 1,918,370
                                               -----------
BROKERAGE -- 3.9%
  Salomon Brothers, Inc.
   5.26%                02/10/99      1,000        932,670
                                               -----------
TOTAL MEDIUM TERM NOTES
  (Cost $2,998,537)                              2,851,040
                                               -----------
U.S. TREASURY OBLIGATIONS -- 21.1%
U.S. Treasury Notes
  7.625%                05/31/96      5,000      5,096,000
                                               -----------
  (Cost $5,102,284)
                                    NUMBER
                                   OF SHARES
                                   ---------
TEMPORARY INVESTMENTS -- 0.0%
  Smith Barney Money
    Market Fund
    (Cost $8,024)                     8,024          8,024
                                               -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $24,517,037*)                 99.3%     23,956,504
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          0.7%        169,876
                                    -------    -----------

                See accompanying notes to financial statements.

                           SHORT-TERM BOND PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                                  VALUE
                                               -----------
NET ASSETS (Applicable
  to 1,839,811 Institutional
  shares, 650,563 Service shares
  and 28,876 Series A Investor
  shares outstanding)                100.0%    $24,126,380
                                     =====     ===========
NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE
  AND SERIES A INVESTOR SHARE
  ($24,126,380 / 2,519,250)                          $9.58
                                                     =====
OFFERING PRICE PER INSTITUTIONAL AND SERVICE
  SHARE                                              $9.58
                                                     =====
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR
  SHARE ($9.58 / .955)                              $10.03
                                                    ======

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation                 $      71
  Gross unrealized depreciation                  (560,604)
                                                ---------
                                                $(560,533)
                                                =========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                        INTERMEDIATE-TERM BOND PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
AGENCY OBLIGATIONS -- 43.4%
FEDERAL HOME LOAN BANK BONDS -- 6.0%
  5.07%                  11/17/94   $ 2,000   $  1,996,000
  6.99%                  04/25/97     2,500      2,506,175
  7.04%                  05/24/99     2,000      1,969,580
                                              ------------
                                                 6,471,755
                                              ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 22.6%
  4.75%                  10/03/94     7,550      7,548,008
  4.75%                  05/15/96     2,000      1,928,482
  4.75%                  03/15/97     3,000      2,839,300
  5.50%                  06/15/97     5,000      4,722,693
  9.50%                  08/15/97       313        323,877
  9.00%                  09/15/97       304        310,736
  8.50%                  08/15/98       218        220,758
  8.50%                  09/15/98        69         69,895
  9.00%                  09/15/98        38         38,906
  8.50%                  10/15/98        68         69,247
  7.00%                  07/15/00       716        687,071
  7.00%                  08/15/00     1,318      1,264,345
  9.00%                  12/01/01        85         87,278
  9.50%                  07/01/03       175        180,786
  7.05%                  03/24/04     1,500      1,378,125
  7.74%                  06/01/04     2,000      1,942,940
  9.50%                  11/01/04       309        319,211
  8.50%                  01/01/05        67         68,172
  9.50%                  01/01/05       328        339,642
  9.00%                  12/01/16        34         34,465
                                              ------------
                                                24,373,937
                                              ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 10.6%
  7.60%                  01/10/97     2,500      2,543,100
  5.75%                  06/25/98     3,304      3,114,020
  7.85%                  09/10/98       500        509,735
  8.70%                  06/10/99     1,000      1,049,300
  6.35%                  08/10/99     1,000        955,370
  8.25%                  12/18/00     2,000      2,063,020
  9.00%                  08/01/02       153        158,205
  6.95%                  09/10/02     1,000        936,870
  9.50%                  03/01/05        45         47,080
                                              ------------
                                                11,376,700
                                              ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 3.4%
  8.00%                  05/15/99       355        356,321
  7.50%                  04/15/07        53         52,223
  7.50%                  06/15/07        42         40,684
  7.50%                  07/15/07        59         57,462
  7.50%                  08/15/07        40         39,269
  7.50%                  10/15/07        82         80,795
  7.50%                  12/15/07     3,012      2,952,993
  9.50%                  08/15/18        29         30,306
  9.50%                  04/15/19        59         62,302
                                              ------------
                                                 3,672,355
                                              ------------
TENNESSEE VALLEY AUTHORITY -- 0.8%
  6.125%                 07/15/03     1,000        888,750
                                              ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $47,601,953)                            46,783,497
                                              ------------
ASSET BACKED SECURITIES -- 3.3%
AUTOMOTIVE -- 2.9%
  Capital Auto Receivables
   Asset Trust
   4.90%                 02/16/98     2,000      1,987,600
  Union Federal Master Trust
   4.875%                11/15/95     1,126      1,101,458
                                              ------------
                                                 3,089,058
                                              ------------
FINANCE -- 0.4%
  First Chicago Master Trust II,
   Series 1991 D
   8.40%                 12/15/96       500        512,050
                                              ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $3,610,333)                              3,601,108
                                              ------------
CORPORATE BONDS -- 17.4%
AUTOMOTIVE -- 1.7%
  Ford Motor Credit Co.
   5.625%                12/15/98     1,000        926,250
   5.625%                01/15/99     1,000        923,750
                                              ------------
                                                 1,850,000
                                              ------------
BANKS -- 4.0%
  Bank of New York, Inc.
   6.50%                 12/01/03     1,000        885,000
  BankAmerica Corp.
   6.00%                 07/15/97     1,100      1,062,875
  National Westminster Bank
   9.45%                 05/01/01     1,250      1,340,625
  Westpac Banking Corp.
   9.125%                08/15/01     1,000      1,051,250
                                              ------------
                                                 4,339,750
                                              ------------

                See accompanying notes to financial statements.

                        INTERMEDIATE-TERM BOND PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
CORPORATE BONDS (CONTINUED)
BROKERAGE -- 0.9%
  Lehman Brothers Holdings, Inc.
   5.50%                 06/15/96   $ 1,000   $    975,000
                                              ------------
FINANCE -- 3.8%
  Associates Corp. of North
   America
   9.70%                 05/01/97     1,000      1,057,500
  Fleet Financial Group
   7.25%                 09/01/99     1,000        978,750
  Grand Metropolitan Investment
   Corp.
   7.125%                09/15/04     1,000        955,000
  Great Western Financial Corp.
   6.375%                07/01/00     1,150      1,058,518
                                              ------------
                                                 4,049,768
                                              ------------
RETAIL DEPARTMENT STORES -- 0.9%
  J.C. Penney Co.
   5.375%                11/15/98     1,000        927,500
                                              ------------
TELECOMMUNICATIONS -- 2.6%
  GTE Southwest, Inc.
   5.82%                 12/01/99     2,000      1,837,500
  Southwestern Bell Telephone Co.
   6.375%                04/01/01     1,000        930,000
                                              ------------
                                                 2,767,500
                                              ------------
UTILITIES (ELECTRIC) -- 0.8%
  Public Service Colorado
   6.00%                 01/01/01     1,000        905,000
                                              ------------
YANKEE -- 2.7%
  Bell Telephone, Canada
   7.75%                 04/01/06     1,000        975,000
  National Bank of Canada
   8.125%                08/15/04     1,000        980,000
  Noranda, Inc.
   8.00%                 06/01/03     1,000        965,490
                                              ------------
                                                 2,920,490
                                              ------------
TOTAL CORPORATE BONDS
  (Cost $20,030,227)                          $ 18,735,008
                                              ------------
MEDIUM TERM NOTES -- 5.5%
AUTOMOTIVE
  Chrysler Financial Corp.
   5.08%                 01/27/97   $ 3,500      3,351,250
  General Motors Acceptance Corp.
   7.75%                 01/24/97     2,500      2,525,000
                                              ------------
TOTAL MEDIUM TERM NOTES
  (Cost $6,123,788)                              5,876,250
                                              ------------
U.S. TREASURY OBLIGATIONS -- 29.1%
U.S. TREASURY NOTES
  8.625%                 10/15/95     1,000      1,025,980
  4.25%                  05/15/96     4,000      3,869,040
  6.75%                  05/31/97     1,700      1,697,739
  6.375%                 06/30/97     1,100      1,089,682
  7.875%                 01/15/98     3,000      3,076,200
  7.875%                 04/15/98       100        102,536
  5.25%                  07/31/98    10,000      9,385,100
  7.125%                 10/15/98     1,000      1,001,170
  6.375%                 01/15/99     3,000      2,912,940
  6.375%                 01/15/00     1,000        960,320
  7.75%                  02/15/01     2,300      2,342,297
  6.25%                  02/15/03     1,000        919,160
  7.25%                  05/15/04     3,000      2,924,910
                                              ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $32,448,209)                            31,307,074
                                              ------------

                See accompanying notes to financial statements.

                        INTERMEDIATE-TERM BOND PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                                 VALUE
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $109,814,510*)                98.7%   $106,302,937
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          1.3%      1,444,091
                                     -----    ------------
NET ASSETS (Applicable to
  7,946,735 Institutional shares,
  3,952,897 Service shares and
  9,630 Series A Investor shares
  outstanding)                       100.0%   $107,747,028
                                     =====    ============

NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND SERIES A
  INVESTOR SHARE
  ($107,747,028 / 11,909,262)                        $9.05
                                                     =====

OFFERING PRICE PER INSTITUTIONAL AND
  SERVICE SHARE                                      $9.05
                                                     =====

MAXIMUM OFFERING PRICE PER SERIES A
  INVESTOR SHARE ($9.05 / .955)                      $9.48
                                                     =====

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation               $   107,264
  Gross unrealized depreciation                (3,618,837)
                                              -----------
                                              $(3,511,573)
                                              ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                            STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994

                                                            MANAGED       TAX-FREE     INTERMEDIATE
                                                             INCOME        INCOME       GOVERNMENT
                                                           PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                          ------------    ---------    ------------
Investment Income:
  Interest.............................................   $ 26,631,926    $ 522,665    $ 10,865,757
                                                          ------------    ---------    ------------
Expenses:
  Investment advisory fee..............................      1,997,633       47,655         921,365
  Administration fee...................................        799,053       19,062         368,546
  Custodian fee........................................         76,557       12,380          39,103
  Transfer agent fee...................................         36,247       47,988          37,794
  Service fees.........................................        106,193        3,523          99,744
  Distribution fees....................................         43,985       33,891          20,618
  Legal and audit......................................         56,091        1,367          25,875
  Printing.............................................         48,132        1,788          26,559
  Registration fees and expenses.......................         27,749       15,055          30,715
  Organization.........................................          1,526       10,078           5,428
  Trustees' fees and officer's salary..................          8,168          191           3,724
  Other................................................         23,380        9,065          12,606
                                                          ------------    ---------    ------------
                                                             3,224,714      202,043       1,592,077
  Less fees voluntarily waived
     and expenses reimbursed...........................       (877,139)    (116,974)       (734,623)
                                                          ------------    ---------    ------------
       Total expenses..................................      2,347,575       85,069         857,454
                                                          ------------    ---------    ------------
Net investment income..................................     24,284,351      437,596      10,008,303
                                                          ------------    ---------    ------------
Realized and unrealized gain (loss) on investments:
  Net realized gain (loss) from investment
     transactions......................................     (3,552,929)      21,842        (525,898)
  Change in unrealized depreciation of investments.....    (41,157,885)    (924,036)    (15,514,416)
                                                          ------------    ---------    ------------
  Net loss on investments..............................    (44,710,814)    (902,194)    (16,040,314)
                                                          ------------    ---------    ------------
  Net decrease in net assets resulting from
     operations........................................   $(20,426,463)   $(464,598)   $ (6,032,011)
                                                          ============    =========    ============

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                     FOR THE YEAR ENDED SEPTEMBER 30, 1994

                                                 OHIO       PENNSYLVANIA
                                               TAX-FREE       TAX-FREE      SHORT-TERM     INTERMEDIATE
                                                INCOME         INCOME          BOND         TERM BOND
                                               PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                               ---------    ------------    -----------    ------------
Investment Income:
  Interest..................................   $ 380,143    $  3,032,628    $ 1,634,723    $  4,028,542
                                               ---------    ------------    -----------    ------------
Expenses:
  Investment advisory fee...................      35,709         276,649        174,589         337,365
  Administration fee........................      14,284         109,878         69,836         134,946
  Custodian fee.............................      13,706          14,992         17,095          22,453
  Transfer agent fee........................      23,124          40,804         27,286          25,286
  Service fees..............................       5,089          24,652         13,458          69,088
  Distribution fees.........................          --          53,423            316              34
  Legal and audit...........................       3,466           7,498          4,893           9,337
  Printing..................................       1,581           7,393          5,759           8,730
  Registration fees and expenses............       1,673          16,808         25,996          43,079
  Organization..............................       2,471           2,697          4,369           4,569
  Trustees' fees and officer's salary.......         146           1,128            715           1,522
  Other.....................................      10,669          14,494          1,908           4,840
                                               ---------    ------------    -----------    ------------
                                                 111,918         570,416        346,220         661,249
  Less fees voluntarily waived
     and expenses reimbursed................     (99,688)       (330,526)      (192,774)       (288,499)
                                               ---------    ------------    -----------    ------------
       Total expenses.......................      12,230         239,890        153,446         372,750
                                               ---------    ------------    -----------    ------------
Net investment income.......................     367,913       2,792,738      1,481,277       3,655,792
                                               ---------    ------------    -----------    ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investment
     transactions...........................     (96,503)       (285,131)    (1,064,511)       (972,851)
  Change in unrealized depreciation of
     investments............................    (589,748)     (4,507,643)      (557,603)     (4,627,426)
                                               ---------    ------------    -----------    ------------
  Net loss on investments...................    (686,251)     (4,792,774)    (1,622,114)     (5,600,277)
                                               ---------    ------------    -----------    ------------
  Net decrease in net assets resulting from
     operations.............................   $(318,338)   $ (2,000,036)   $  (140,837)   $ (1,944,485)
                                               =========    ============    ===========    ============

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 MANAGED INCOME PORTFOLIO       TAX-FREE INCOME PORTFOLIO
                                                               -----------------------------    -------------------------
                                                                 FOR THE          FOR THE        FOR THE        FOR THE
                                                                YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                 9/30/94          9/30/93        9/30/94        9/30/93
                                                               ------------     ------------   -----------    -----------
Increase (decrease) in net assets:
  Operations
    Net investment income...................................   $ 24,284,351     $ 20,493,314   $  437,596     $  439,718
    Net gain (loss) on investments..........................    (44,710,814)      17,617,144     (902,194)       684,372
                                                               ------------     ------------   ----------     ----------
    Net increase (decrease) in net assets resulting from
      operations............................................    (20,426,463)      38,110,458     (464,598)     1,124,090
                                                               ------------     ------------   ----------     ----------
Distributions to shareholders from
  Net investment income
    Institutional Shares....................................    (21,168,266)     (20,175,277)     (27,983)       (19,460)
    Service Shares..........................................     (2,559,717)        (131,481)     (66,611)        (4,896)
    Series A Investor Shares................................       (556,368)        (240,370)    (341,872)      (415,194)
  In excess of net investment income
    Institutional Shares....................................       (955,052)              --           --             --
    Service Shares..........................................       (115,487)              --           --             --
    Series A Investor Shares................................        (25,102)              --           --             --
  Net realized gains
    Institutional Shares....................................     (4,274,701)      (3,995,549)     (21,944)            --
    Service Shares..........................................       (352,557)              --      (31,866)            --
    Series A Investor Shares................................       (108,326)         (23,951)    (235,722)       (91,172)
  In excess of realized gains
    Institutional Shares....................................       (439,375)              --           --             --
    Service Shares..........................................        (36,239)              --           --             --
    Series A Investor Shares................................        (11,134)              --           --             --
                                                               ------------     ------------   ----------     ----------
        Total distributions to shareholders.................    (30,602,324)     (24,566,628)    (725,998)      (530,722)
                                                               ------------     ------------   ----------     ----------
Capital share transactions..................................    160,300,119       35,328,768    1,264,721      1,196,601
                                                               ------------     ------------   ----------     ----------
        Total increase in net assets........................    109,271,332       48,872,598       74,125      1,789,969
Net assets:
    Beginning of period.....................................    364,365,023      315,492,425    9,139,229      7,349,260
                                                               ------------     ------------   ----------     ----------
    End of period...........................................   $473,636,355     $364,365,023   $9,213,354     $9,139,229
                                                               ============     ============   ==========     ==========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                                                                          OHIO TAX-FREE              PENNSYLVANIA TAX-FREE
                                           INTERMEDIATE                 INCOME PORTFOLIO               INCOME PORTFOLIO
                                       GOVERNMENT PORTFOLIO          -------------------------    ---------------------------
                                   -----------------------------                    FOR THE                        FOR THE
                                     FOR THE          FOR THE        FOR THE         PERIOD        FOR THE          PERIOD
                                       YEAR             YEAR           YEAR         12/1/92(1)      YEAR           12/1/92(1)
                                      ENDED            ENDED          ENDED         THROUGH         ENDED          THROUGH
                                     9/30/94          9/30/93        9/30/94        9/30/93        9/30/94         9/30/93
                                   ------------     ------------    ----------     ----------    -----------     -----------
Increase (decrease) in net
  assets:
  Operations
    Net investment income.......   $ 10,008,303     $  7,016,467    $  367,913     $   86,887    $ 2,792,738     $   902,086
    Net gain (loss) on
      investments...............    (16,040,314)       2,605,443      (686,251)       125,746     (4,792,774)      1,302,856
                                   ------------     ------------    ----------     ----------    -----------     -----------
    Net increase (decrease) in
      net assets resulting from
      operations................     (6,032,011)       9,621,910      (318,338)       212,633     (2,000,036)      2,204,942
                                   ------------     ------------    ----------     ----------    -----------     -----------
Distributions to shareholders
  from
  Net investment income
    Institutional Shares........     (7,450,156)      (6,726,648)      (88,527)       (27,579)       (15,967)        (23,223)
    Service Shares..............     (2,071,221)        (117,099)     (103,043)        (6,761)      (490,091)        (22,760)
    Series A Investor Shares....       (427,436)        (199,121)     (176,343)       (52,547)    (2,289,938)       (856,103)
  Net realized gains
    Institutional Shares........     (1,220,708)        (225,827)       (4,339)            --           (280)         (3,043)
    Service Shares..............       (251,878)              --        (1,752)            --        (18,964)         (1,884)
    Series A Investor Shares....        (68,191)          (3,983)       (5,046)            --       (108,860)        (69,563)
                                   ------------     ------------    ----------     ----------    -----------     -----------
        Total distributions to
          shareholders..........    (11,489,590)      (7,272,678)     (379,050)       (86,887)    (2,924,100)       (976,576)
                                   ------------     ------------    ----------     ----------    -----------     -----------
Capital share transactions......     56,048,683       51,797,788     4,108,295      4,843,471     23,558,899      38,855,862
                                   ------------     ------------    ----------     ----------    -----------     -----------
        Total increase in
          net assets............     38,527,082       54,147,020     3,410,907      4,969,217     18,634,763      40,084,228
Net assets:
    Beginning of period.........    159,766,865      105,619,845     4,969,317            100     40,084,328             100
                                   ------------     ------------    ----------     ----------    -----------     -----------
    End of period...............   $198,293,947     $159,766,865    $8,380,224     $4,969,317    $58,719,091     $40,084,328
                                   ============     ============    ==========     ==========    ===========     ===========

-------------
1 Commencement of operations.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND


                                                                     SHORT-TERM BOND              INTERMEDIATE-TERM BOND
                                                                        PORTFOLIO                        PORTFOLIO
                                                                --------------------------     ----------------------------
                                                                                  FOR THE                          FOR THE
                                                                  FOR THE         PERIOD          FOR THE          PERIOD
                                                                   YEAR          9/1/93(1)         YEAR           9/17/93(1)
                                                                   ENDED          THROUGH          ENDED           THROUGH
                                                                  9/30/94         9/30/93         9/30/94          9/30/93
                                                                -----------     ----------     ------------     -----------
Increase (decrease) in net assets:
  Operations
    Net investment income....................................   $ 1,481,277     $   11,296     $  3,655,792     $   102,572
    Net gain (loss) on investments...........................    (1,622,114)        (2,937)      (5,600,277)        (53,408)
                                                                -----------     ----------     ------------     -----------
    Net increase (decrease) in net assets resulting from
      operations.............................................      (140,837)         8,359       (1,944,485)         49,164
                                                                -----------     ----------     ------------     -----------
Distributions to shareholders from
  Net investment income
    Institutional Shares.....................................    (1,256,883)        (4,908)      (2,313,063)             --
    Service Shares...........................................      (219,277)        (6,388)      (1,431,162)             --
    Series A Investor Shares.................................        (5,117)            --             (531)             --
  Net realized gains
    Institutional Shares.....................................            --             --         (166,177)             --
    Service Shares...........................................            --             --          (34,163)             --
    Series A Investor Shares.................................            --             --               --              --
                                                                -----------     ----------     ------------     -----------
        Total distributions to shareholders..................    (1,481,277)       (11,296)      (3,945,096)             --
                                                                -----------     ----------     ------------     -----------
Capital share transactions...................................    19,189,531      6,561,900       56,832,649      56,754,796
                                                                -----------     ----------     ------------     -----------
        Total increase in net assets.........................    17,567,417      6,558,963       50,943,068      56,803,960
Net assets:
    Beginning of period......................................     6,558,963             --       56,803,960              --
                                                                -----------     ----------     ------------     -----------
    End of period............................................   $24,126,380     $6,558,963     $107,747,028     $56,803,960
                                                                ===========     ==========     ============     ===========

-------------
(1) Commencement of operations.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           MANAGED INCOME PORTFOLIO
                                                     --------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                                     --------------------------------------------------------------------
                                                                                                                FOR THE
                                                                                                                 PERIOD
                                                        YEAR           YEAR           YEAR           YEAR       11/1/891
                                                       ENDED          ENDED          ENDED          ENDED        THROUGH
                                                      9/30/94        9/30/93        9/30/92        9/30/91       9/30/90
                                                      --------       --------      ---------       --------     --------
Net asset value at beginning of period..............  $  11.17       $  10.74       $  10.26       $   9.70      $ 10.00
                                                      --------       --------       --------       --------      -------
Income from investment operations
    Net investment income...........................      0.64           0.67           0.69           0.74         0.66
    Net gain (loss) on investments
      (both realized and unrealized)................     (1.21)          0.56           0.48           0.63        (0.29)
                                                      --------       --------       --------       --------      -------
        Total from investment operations............     (0.57)          1.23           1.17           1.37         0.37
                                                      --------       --------       --------       --------      -------
Less distributions
    Distributions from net investment income........     (0.64)         (0.67)         (0.69)         (0.73)       (0.66)
    Distribution in excess of net investment
      income........................................     (0.02)            --             --          (0.08)       (0.01)
    Distributions from net realized capital gains...     (0.14)         (0.13)            --             --           --
    Distributions in excess of net realized gains...     (0.01)            --             --             --           --
                                                      --------       --------       --------       --------      -------
        Total distributions.........................     (0.81)         (0.80)         (0.69)         (0.81)       (0.67)
                                                      --------       --------       --------       --------      -------
Net asset value at end of period....................  $   9.79       $  11.17       $  10.74       $  10.26      $  9.70
                                                      ========       ========       ========       ========      =======
Total return........................................     (5.27)%        12.13%         11.80%         14.74%        3.80%
Ratios/Supplemental data
    Net assets at end of period
      (in thousands)................................  $395,060       $341,791       $314,075       $ 52,802      $38,328
    Ratios of expenses to average net assets
      After advisory/administration fee waivers.....      0.55%          0.74%          0.80%          0.80%        0.80% (2)
      Before advisory/administration fee waivers....      0.77%          0.78%          0.80%          0.84%        0.82% (2)
    Ratios of net investment income to average net
      assets
      After advisory/administration fee waivers.....      6.11%          6.25%          6.28%          7.36%        7.31% (2)
      Before advisory/administration fee waivers....      5.89%          6.21%          6.28%          7.32%        7.29% (2)
    Portfolio turnover rate.........................        61%            72%            56%            38%          18%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   MANAGED INCOME PORTFOLIO
                                                                  ------------------------------------------------------------
                                                                     SERVICE CLASS               SERIES A INVESTOR CLASS
                                                                  -------------------        ---------------------------------
                                                                              FOR THE                                  FOR THE
                                                                               PERIOD                                  PERIOD
                                                                   YEAR       7/29/93(1)      YEAR           YEAR      2/05/92(1)
                                                                   ENDED      THROUGH         ENDED          ENDED     THROUGH
                                                                  9/30/94     9/30/93        9/30/94        9/30/93    9/30/92
                                                                  -------     --------       -------       --------    -------
Net asset value at beginning of period..........................  $ 11.17     $ 10.96        $ 11.18       $10.74      $10.40
                                                                  -------     -------        -------       ------      ------
Income from investment operations
    Net investment income.......................................     0.59        0.11           0.57         0.66        0.46
    Net gain (loss) on investments (both realized and
      unrealized)...............................................    (1.18)        .21          (1.19)        0.57        0.34
                                                                  -------     -------        -------       ------      ------
        Total from investment operations........................    (0.59)       0.32          (0.62)        1.23        0.80
                                                                  -------     -------        -------       ------      ------
Less distributions
    Distributions from net investment income....................    (0.62)      (0.11)         (0.60)       (0.66)      (0.46)
    Distribution in excess of net investment income.............    (0.02)         --          (0.02)          --          --
    Distributions from net realized capital gains...............    (0.14)         --          (0.14)       (0.13)         --
    Distributions in excess of net realized gains...............    (0.01)         --          (0.01)          --          --
                                                                  -------     -------        -------       ------      ------
        Total distributions.....................................    (0.79)      (0.11)         (0.77)       (0.79)      (0.46)
                                                                  -------     -------        -------       ------      ------
Net asset value at end of period................................  $  9.79     $ 11.17        $  9.79       $11.18      $10.74
                                                                  =======     =======        =======       ======      ======
Total return....................................................    (5.49)%      2.93%         (5.76)%(3)   12.13%(3)    7.86%(3)
Ratios/Supplemental data
    Net assets at end of period (in thousands)..................  $67,655     $15,322        $10,921       $7,252      $1,417
    Ratios of expenses to average net assets
      After advisory/administration fee waivers.................     0.80%       0.80%(2)       1.00%        0.84%       0.80%(2)
      Before advisory/administration fee waivers................     1.02%       0.84%(2)       1.22%        0.88%       0.80%(2)
    Ratios of net investment income to average net assets
      After advisory/administration fee waivers.................     5.95%       5.83%(2)       5.66%        6.09%       6.28%(2)
      Before advisory/administration fee waivers................     5.73%       5.79%(2)       5.44%        6.05%       6.28%(2)
    Portfolio turnover rate.....................................       61%         72%            61%          72%         56%

-------------
(1) Commencement of operations.
(2) Annualized.
(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       TAX-FREE INCOME PORTFOLIO
                                                                            ------------------------------------------------
                                                                             INSTITUTIONAL CLASS           SERVICE CLASS
                                                                            ---------------------      ---------------------
                                                                                         FOR THE                    FOR THE
                                                                                          PERIOD                     PERIOD
                                                                             YEAR        1/21/93 (1)    YEAR        7/29/93 (1)
                                                                             ENDED       THROUGH        ENDED       THROUGH
                                                                            9/30/94      9/30/93       9/30/94      9/30/93
                                                                            -------      --------      -------      --------
Net asset value at beginning of period....................................  $11.31        $10.61       $11.31        $10.97
                                                                            ------        ------       ------        ------
Income from investment operations
    Net investment income.................................................    0.53          0.42         0.51          0.09
    Net gain (loss) on investments (both realized and unrealized).........   (0.93)         0.70        (0.93)         0.34
                                                                            ------        ------       ------        ------
        Total from investment operations..................................   (0.40)         1.12        (0.42)         0.43
                                                                            ------        ------       ------        ------
Less distributions
    Distributions from net investment income..............................   (0.53)        (0.42)       (0.51)        (0.09)
    Distributions from net realized capital gains.........................   (0.34)           --        (0.34)           --
                                                                            ------        ------       ------        ------
        Total distributions...............................................   (0.87)        (0.42)       (0.85)        (0.09)
                                                                            ------        ------       ------        ------
Net asset value at end of period..........................................  $10.04        $11.31       $10.04        $11.31
                                                                            ======        ======       =======       ======
Total return..............................................................   (3.77)%       10.72%       (4.02)%        3.92%
Ratios/Supplemental data
    Net assets at end of period (in thousands)............................  $  132        $  675       $2,109        $  634
    Ratios of expenses to average net assets
      After advisory/administration fee waivers...........................    0.50%         0.50%(2)     0.75%         0.71% (2)
      Before advisory/administration
        fee waivers.......................................................    1.73%         1.28%(2)     1.98%         1.49% (2)
    Ratios of net investment income to average net assets
      After advisory/administration fee waivers...........................    4.97%         5.14%(2)     4.75%         4.99% (2)
      Before advisory/administration fee waivers..........................    3.74%         4.36%(2)     3.52%         4.21% (2)
    Portfolio turnover rate...............................................      40%           71%          40 %          71%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         TAX-FREE INCOME PORTFOLIO
                                                      ----------------------------------------------------------------
                                                                          SERIES A INVESTOR CLASS
                                                      ----------------------------------------------------------------
                                                                                                              FOR THE
                                                                                                               PERIOD
                                                         YEAR          YEAR          YEAR          YEAR       5/14/90(1)
                                                        ENDED         ENDED         ENDED         ENDED       THROUGH
                                                       9/30/94       9/30/93       9/30/92       9/30/91      9/30/90
                                                      ----------    ----------    ----------    ----------    --------
Net asset value at beginning of period...............  $11.31       $10.60        $10.33        $ 9.91        $10.00
                                                       ------       ------        ------        ------        ------
Income from investment operations
    Net investment income............................    0.48         0.55          0.58          0.64          0.25
    Net gain (loss) on investments (both realized and
      unrealized)....................................   (0.93)        0.83          0.49          0.46         (0.11)
                                                       ------       ------        ------        ------        ------
        Total from investment operations.............   (0.45)        1.38          1.07          1.10          0.14
                                                       ------       ------        ------        ------        ------
Less distributions
    Distributions from net investment income.........   (0.48)       (0.55)        (0.59)        (0.66)        (0.23)
    Distributions from net realized capital gains....   (0.34)       (0.12)        (0.21)        (0.02)           --
                                                       ------       ------        ------        ------        ------
        Total distributions..........................   (0.82)       (0.67)        (0.80)        (0.68)        (0.23)
                                                       ------       ------        ------        ------        ------
Net asset value at end of period.....................  $10.04       $11.31        $10.60        $10.33        $ 9.91
                                                       ======       ======        ======        ======        ======
Total return.........................................   (4.19)%(3)   13.48%(3)     10.67%(3)     11.40%(3)      1.40%(3)
Ratios/Supplemental data
    Net assets at end of period (in thousands).......  $6,972       $7,831        $7,349        $3,510        $4,044
    Ratios of expenses to average net assets
      After advisory/administration fee waivers......    0.95%        0.57%         0.53%         1.00%         1.00%(2)
      Before advisory/administration fee waivers.....    2.18%        1.36%         1.67%         1.89%         1.70%(2)
    Ratios of net investment income to average net
      assets
      After advisory/administration fee waivers......    4.53%        5.06%         5.56%         6.23%         6.56%(2)
      Before advisory/administration fee waivers.....    3.30%        4.27%         4.42%         5.34%         5.86%(2)
    Portfolio turnover rate..........................      40%          71%           38%           95%           18%

-------------
(1) Commencement of operations.
(2) Annualized.
(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     INTERMEDIATE GOVERNMENT PORTFOLIO
                                                                                  ----------------------------------------
                                                                                            INSTITUTIONAL CLASS
                                                                                  ----------------------------------------
                                                                                                                  FOR THE
                                                                                                                   PERIOD
                                                                                    YEAR            YEAR          4/20/92(1)
                                                                                   ENDED           ENDED          THROUGH
                                                                                  9/30/94         9/30/93         9/30/92
                                                                                  --------        --------        --------
Net asset value at beginning of period..........................................  $  10.60        $  10.46        $ 10.00
                                                                                  --------        --------        --------
Income from investment operations
    Net investment income.......................................................      0.55            0.54           0.24
    Net gain (loss) on investments (both realized and unrealized)...............     (0.86)           0.16           0.46
                                                                                  --------        --------        --------
        Total from investment operations........................................     (0.31)           0.70           0.70
                                                                                  --------        --------        --------
Less distributions
    Distributions from net investment income....................................     (0.55)          (0.54)         (0.24)
    Distributions from net realized capital gains...............................     (0.10)          (0.02)            --
                                                                                  --------        --------        --------
        Total distributions.....................................................     (0.65)          (0.56)         (0.24)
                                                                                  --------        --------        --------
Net asset value at end of period................................................  $   9.64        $  10.60        $ 10.46
                                                                                  ========        ========       ========
Total return....................................................................     (3.08)%          6.88%          7.14%
Ratios/Supplemental data
    Net assets at end of period (in thousands)..................................  $128,974        $137,065       $105,620
    Ratios of expenses to average net assets
      After advisory/administration fee waivers.................................      0.40%           0.73%          0.80%(2)
      Before advisory/administration fee waivers................................      0.80%           0.81%          0.80%(2)
    Ratios of net investment income to average net assets
      After advisory/administration fee waivers.................................      5.48%           5.23%          5.28%(2)
      Before advisory/administration fee waivers................................      5.08%           5.15%          5.28%(2)
Portfolio turnover rate.........................................................         9%             80%            38%

-------------
(1) Commencement of operations.
(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 INTERMEDIATE GOVERNMENT PORTFOLIO
                                                                -----------------------------------------------------------------
                                                                   SERVICE CLASS                   SERIES A INVESTOR CLASS
                                                                --------------------        -------------------------------------
                                                                            FOR THE                                     FOR THE
                                                                             PERIOD                                      PERIOD
                                                                 YEAR       7/29/93(1)       YEAR          YEAR         5/11/92(1)
                                                                 ENDED      THROUGH          ENDED         ENDED        THROUGH
                                                                9/30/94     9/30/93         9/30/94       9/30/93       9/30/92
                                                                -------     -------         -------       -------       -------
Net asset value at beginning of period........................  $ 10.60      $ 10.45         $10.60        $10.46        $10.05
                                                                -------      -------         ------        ------        ------
Income from investment operations
    Net investment income.....................................     0.53         0.09           0.53          0.54          0.24
    Net gain (loss) on investments (both realized and
      unrealized).............................................    (0.86)        0.15          (0.87)         0.16          0.41
                                                                -------      -------         ------        ------        ------
        Total from investment operations......................    (0.33)        0.24          (0.34)         0.70          0.65
                                                                -------      -------         ------        ------        ------
Less distributions
    Distributions from net investment income..................    (0.53)       (0.09)         (0.52)        (0.54)        (0.24)
    Distributions from net realized capital gains.............    (0.10)          --          (0.10)        (0.02)           --
                                                                -------      -------         ------        ------        ------
        Total distributions...................................    (0.63)       (0.09)         (0.62)        (0.56)        (0.24)
                                                                -------      -------         ------        ------        ------
Net asset value at end of period..............................  $  9.64      $ 10.60         $ 9.64        $10.60        $10.46
                                                                ========     =======        =======        ======        ======
Total return..................................................    (3.31)%       2.30%         (3.36)%(3)     6.84%(3)      6.64%(3)
Ratios/Supplemental data
    Net assets at end of period (in thousands)................  $60,812      $15,035         $8,508        $7,666        $1,484
    Ratios of expenses to average net assets
      After advisory/administration fee waivers...............     0.65%        0.67%(2)       0.65%         0.76%         0.80%(2)
      Before advisory/administration fee waivers..............     1.05%        0.75%(2)       1.05%         0.84%         0.80%(2)
    Ratios of net investment income to average net assets
      After advisory/administration fee waivers...............     5.30%        5.14%(2)       5.24%         5.19%         5.28%(2)
      Before advisory/administration fee waivers..............     4.90%        5.06%(2)       4.84%         5.11%         5.28%(2)
Portfolio turnover rate.......................................        9%          80%             9%           80%           38%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        OHIO TAX-FREE INCOME PORTFOLIO
                                                  --------------------------------------------------------------------------
                                                                                                              SERIES A
                                                  INSTITUTIONAL CLASS           SERVICE CLASS              INVESTOR CLASS
                                                  --------------------       --------------------       --------------------
                                                              FOR THE                    FOR THE                    FOR THE
                                                               PERIOD                     PERIOD                     PERIOD
                                                   YEAR       12/1/92(1)      YEAR       7/29/93(1)      YEAR       12/1/92(1)
                                                   ENDED      THROUGH         ENDED      THROUGH         ENDED      THROUGH
                                                  9/30/94     9/30/93        9/30/94     9/30/93        9/30/94     9/30/93
                                                  -------     --------       -------     --------       -------     --------
Net asset value at beginning of period..........  $10.53       $10.00        $10.53       $10.24        $10.53       $10.00
                                                  ------       ------        ------       ------        ------       ------
Income from investment operations
    Net investment income.......................    0.53         0.36          0.49         0.09          0.53         0.36
    Net gain (loss) on investments (both
      realized and unrealized)..................   (0.91)        0.53         (0.91)        0.29         (0.91)        0.53
                                                  ------       ------        ------       ------        ------       ------
        Total from investment operations........   (0.38)        0.89         (0.42)        0.38         (0.38)        0.89
                                                  ------       ------        ------       ------        ------       ------
Less distributions
    Distributions from net investment income....   (0.53)       (0.36)        (0.49)       (0.09)        (0.53)       (0.36)
    Distributions from net realized capital
      gains.....................................   (0.02)          --         (0.02)          --         (0.02)          --
                                                  ------       ------        ------       ------        ------       ------
        Total distributions.....................   (0.55)       (0.36)        (0.51)       (0.09)        (0.55)       (0.36)
                                                  ------       ------        ------       ------        ------       ------
Net asset value at end of period................  $ 9.60       $10.53        $ 9.60       $10.53        $ 9.60       $10.53
                                                  ======       ======        ======       ======        ======       ======
Total return....................................   (3.75)%       9.10%        (4.00)%       3.68%        (3.75)%(3)    9.10%(3)
Ratios/Supplemental data
    Net assets at end of period (in
      thousands)................................  $  127       $1,676        $4,428       $  907        $3,825       $2,386
    Ratios of expenses to average net assets
      After advisory/administration
        fee waivers.............................    0.10%        0.08%(2)      0.35%        0.32%(2)      0.10%        0.07%(2)
      Before advisory/administration
        fee waivers.............................    1.49%        2.59%(2)      1.74%        2.83%(2)      1.49%        2.58%(2)
    Ratios of net investment income to average
      net assets
       After advisory/administration
        fee waivers.............................    5.16%        4.99%(2)      5.06%        4.71%(2)      5.18%        4.90%(2)
      Before advisory/administration
        fee waivers.............................    3.77%        2.48%(2)      3.67%        2.20%(2)      3.79%        2.39%(2)
Portfolio turnover rate.........................      61%          36%           61%          36%           61%          36%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                                                    ------------------------------------------------------------------------
                                                                                                              SERIES A
                                                    INSTITUTIONAL CLASS          SERVICE CLASS             INVESTOR CLASS
                                                    -------------------       -------------------       --------------------
                                                               FOR THE                   FOR THE                     FOR THE
                                                                PERIOD                    PERIOD                      PERIOD
                                                     YEAR      12/1/92(1)      YEAR      7/29/93(1)     YEAR         12/1/92(1)
                                                     ENDED     THROUGH         ENDED     THROUGH        ENDED        THROUGH
                                                    9/30/94    9/30/93       9/30/94     9/30/93       9/30/94       9/30/93
                                                    -------    -------       -------     -------       -------       -------
Net asset value at beginning of period............  $10.70      $10.00       $ 10.70      $10.43       $ 10.70       $ 10.00
                                                    ------      ------       -------      ------       -------       -------
Income from investment operations
    Net investment income.........................    0.53        0.39          0.51        0.09          0.52          0.42
    Net gain (loss) on investments (both realized
      and unrealized).............................   (0.85)       0.73         (0.85)       0.28         (0.85)         0.73
                                                    ------      ------       -------      ------       -------       -------
        Total from investment operations..........   (0.32)       1.12         (0.34)       0.37         (0.33)         1.15
                                                    ------      ------       -------      ------       -------       -------
Less distributions
    Distributions from net investment income......   (0.53)      (0.39)        (0.51)      (0.09)        (0.52)        (0.42)
    Distributions from net realized
      capital gains...............................   (0.03)      (0.03)        (0.03)      (0.01)        (0.03)        (0.03)
                                                    ------      ------       -------      ------       -------       -------
        Total distributions.......................   (0.56)      (0.42)        (0.54)      (0.10)        (0.55)        (0.45)
                                                    ------      ------       -------      ------       -------       -------
Net asset value at end of period..................  $ 9.82      $10.70       $  9.82      $10.70       $  9.82       $ 10.70
                                                    ======      ======       =======      ======       =======       =======
Total return......................................   (2.96)%     11.69%        (3.20)%      3.54%        (3.06)%(3)    11.69%(3)
Ratios/Supplemental data
    Net assets at end of period (in thousands)....  $  639      $  256       $11,518      $3,894       $46,563       $35,934
    Ratios of expenses to average net assets
      After advisory/administration
        fee waivers...............................    0.39%       0.09%(2)      0.55%       0.34%(2)      0.41%         0.07%(2)
      Before advisory/administration
        fee waivers...............................    0.99%       0.97%(2)      1.15%       1.22%(2)      1.01%         0.95%(2)
    Ratios of net investment income to average net
      assets
      After advisory/administration
        fee waivers...............................    5.27%       5.19%(2)      4.97%       4.90%(2)      5.06%         5.19%(2)
      Before advisory/administration
        fee waivers...............................    4.67%       4.31%(2)      4.37%       4.02%(2)      4.46%         4.31%(2)
Portfolio turnover rate...........................      30%         40%           30%         40%           30%           40%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          SHORT-TERM BOND PORTFOLIO
                                                   ------------------------------------------------------------------------
                                                                                                                SERIES A
                                                    INSTITUTIONAL CLASS             SERVICE CLASS            INVESTOR CLASS
                                                   ----------------------       ----------------------       --------------
                                                                 FOR THE                      FOR THE           FOR THE
                                                                  PERIOD                       PERIOD            PERIOD
                                                      YEAR       9/1/93(1)         YEAR       9/1/93(1)        11/17/93(1)
                                                     ENDED       THROUGH          ENDED       THROUGH           THROUGH
                                                    9/30/94      9/30/93         9/30/94      9/30/93           9/30/94
                                                   ----------    --------       ----------    --------       --------------
Net asset value at beginning of period...........   $  10.00      $10.00          $10.00       $10.00            $ 9.96
                                                    --------      ------          ------       ------            ------
Income from investment operations
    Net investment income........................       0.42        0.02            0.39         0.02              0.34
    Net gain (loss) on investments (both realized
      and unrealized)............................      (0.42)         --           (0.42)          --             (0.38)
                                                    --------      ------          ------       ------            ------
        Total from investment operations.........         --        0.02           (0.03)        0.02             (0.04)
                                                    --------      ------          ------       ------            ------
Less distributions
    Distributions from net investment income.....      (0.42)      (0.02)          (0.39)       (0.02)            (0.34)
    Distributions from net realized capital
      gains......................................         --          --              --           --                --
                                                    --------      ------          ------       ------            ------
        Total distributions......................      (0.42)      (0.02)          (0.39)       (0.02)            (0.34)
                                                    --------      ------          ------       ------            ------
Net asset value at end of period.................   $   9.58      $10.00          $ 9.58       $10.00            $ 9.58
                                                    ========      ======          ======       ======            ======
Total return.....................................      (0.02)%      0.23%          (0.26)%       0.21%            (0.43)%(3)
Ratios/Supplemental data
    Net assets at end of period (in thousands)...   $ 17,619      $3,748          $6,230       $2,811            $  277
    Ratios of expenses to average net assets
      After advisory/administration fee
        waivers..................................       0.40%       0.40%(2)        0.65%        0.65%(2)          0.65%(2)
      Before advisory/administration fee
        waivers..................................       0.95%       1.42%(2)        1.20%        1.67%             1.20%(2)
    Ratios of net investment income to average
      net assets
      After advisory/administration fee
        waivers..................................       4.27%       2.92%(2)        4.07%        2.57%(2)          4.19%(2)
      Before advisory/administration fee
        waivers..................................       3.72%       1.90%(2)        3.52%        1.55%(2)          3.64%(2)
Portfolio turnover rate..........................        113%          0%            113%           0%              113%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       INTERMEDIATE-TERM BOND PORTFOLIO
                                                   ------------------------------------------------------------------------
                                                                                                                SERIES A
                                                    INSTITUTIONAL CLASS             SERVICE CLASS            INVESTOR CLASS
                                                   ----------------------       ----------------------       --------------
                                                                 FOR THE                      FOR THE           FOR THE
                                                                  PERIOD                       PERIOD            PERIOD
                                                      YEAR       9/17/93(1)        YEAR       9/23/93(1)        5/20/94(1)
                                                     ENDED       THROUGH          ENDED       THROUGH           THROUGH
                                                    9/30/94      9/30/93         9/30/94      9/30/93           9/30/94
                                                   ----------    --------       ----------    --------       --------------
Net asset value at beginning of period...........   $  10.01     $ 10.00         $  10.01      $ 9.99            $ 9.23
                                                    --------     --------        --------      ------            ------
Income from investment operations
    Net investment income........................       0.54        0.02             0.54          --              0.20
    Net gain (loss) on investments (both realized
      and unrealized)............................      (0.88)      (0.01)           (0.91)       0.02             (0.17)
                                                    ---------    -------         --------      ------            ------
        Total from investment operations.........      (0.34)       0.01            (0.37)       0.02              0.03
                                                    --------     -------         --------      ------            ------
Less distributions
    Distributions from net investment income.....      (0.56)         --            (0.53)         --             (0.21)
    Distributions from net realized capital
      gains......................................      (0.06)         --            (0.06)         --                --
                                                    --------     -------         --------      ------            ------
        Total distributions......................      (0.62)         --            (0.59)         --             (0.21)
                                                    ---------    -------         --------      ------            ------
Net asset value at end of period.................   $   9.05     $ 10.01         $   9.05      $10.01            $ 9.05
                                                    ========     =======         ========      ======            ======
Total return.....................................      (3.52)%      0.10%           (3.80)%      0.20%             0.31%(3)
Ratios/Supplemental data
    Net assets at end of period (in thousands)...   $ 71,896     $56,713         $ 35,764      $   91            $   87
    Ratios of expenses to average net assets
      After advisory/administration fee
        waivers..................................       0.45%       0.45%(2)         0.70%       0.70%(2)          0.85%(2)
      Before advisory/administration fee
        waivers..................................       0.88%       0.84%(2)         1.13%       1.09%(2)          1.28%(2)
    Ratios of net investment income to average
      net assets
      After advisory/administration fee
        waivers..................................       5.54%       4.72%(2)         5.33%       4.35%(2)          5.35%(2)
      Before advisory/administration fee
        waivers..................................       5.11%       4.33%(2)         4.90%       3.96%(2)          4.92%(2)
Portfolio turnover rate..........................         92%          4%              92%          4%               92%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1994

     The PNC Fund (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of twenty-five separate Portfolios: Money Market Portfolio, Municipal Money Market Portfolio, Government Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Virginia Municipal Money Market Portfolio, Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, Core Equity Portfolio, Index Equity Portfolio, Small Cap Value Equity Portfolio, International Equity Portfolio, International Emerging Markets Portfolio, Balanced Portfolio, Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Short-Term Bond Portfolio, Intermediate-Term Bond Portfolio, International Fixed Income Portfolio and Government Income Portfolio. As of September 30, 1994, the International Fixed Income Portfolio and Government Income Portfolio had not commenced operations. This report relates solely to Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Short-Term Bond Portfolio and Intermediate-Term Bond Portfolio (the "Portfolios").

     Each Portfolio has four classes of shares, one class being referred to as the Service shares, one class being referred to as the Institutional shares, one class being referred to as the Series A Investor shares and one class being referred to as the Series B Investor shares. No Series B Investor shares had been issued for any of these Portfolios through September 30, 1994. Series A Investor, Series B Investor, Institutional and Service shares in a Portfolio represent equal pro rata interests in such Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Series A Investor shares bear the expense of the Distribution and Service Plan at an annual rate not to exceed .55% of the average daily net asset value of each Portfolio's outstanding Series A Investor shares. Series B Investor shares bear the expense of the Series B Distribution Plan at an annual rate not to exceed .75% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Series B Investor shares also bear the expense of the Series B Service Plan at an annual rate not to exceed .25% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Under the Fund's Service Plan, Service shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares. Service shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares for other shareholder support activities provided by service organizations. Institutional shares do not bear the expenses of the Distribution and Service Plan, the Service Plan, the Series B Distribution Plan or the Series B Service Plan. The Series A Investor and Service classes are currently bearing such respective expenses at annual rates of 0% to .50% of the average daily net asset value of Series A Investor shares and at rates aggregating .25% of the average daily net asset value of Service shares.

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

between the last reported bid and asked prices. Corporate bonds and tax-exempt bonds are valued on the basis of quotations provided by a pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument with the exception of Managed Income Portfolio which does not amortize discount or premium for tax purposes.

     Dividends to Shareholders -- Dividends from net investment income are declared and paid monthly for each of the Managed Income, Tax-Free Income, Intermediate Government and Intermediate-Term Bond Portfolios. The net investment income of each of the Pennsylvania Tax-Free Income, Ohio Tax-Free Income and Short-Term Bond Portfolios is declared daily as a dividend to investors who are shareholders of such Portfolio at, and whose payment for share purchases are available to the particular Portfolio, in Federal funds by, the close of business on the day of declaration. Net realized capital gains, if any, will be distributed at least annually.

     Federal Taxes -- No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Interest income is recorded on the accrual basis. Certain expenses, principally Service and Distribution fees, are class specific expenses. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Organization Costs -- Costs incurred by each Portfolio in connection with its organization, registration and initial public offering have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date on which each Portfolio commenced its investment activities.

     Implementation of AICPA Statement of Position 93-2: -- As of October 1, 1993, the Fund implemented AICPA Statement of Position 93-2 -- Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Adoption of this standard results in the reclassification to paid-in capital of permanent differences between tax and financial reporting of net investment income and net realized gain (loss). The change has had no material

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

effect on paid-in capital or other components of the net assets of any of the Portfolios at October 1, 1993. Distributions to shareholders and net asset values were not affected by this change.

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as adviser for each of the Fund's Portfolios. PNC Bank serves as sub-adviser for the Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Short-Term Bond Portfolio and Intermediate-Term Bond Portfolio. PNC Bank, Ohio, National Association ("PNC Bank Ohio"), serves as the sub-adviser for the Ohio Tax-Free Income Portfolio. PNC Bank and PNC Bank Ohio are indirect wholly-owned subsidiaries of PNC Bank Corp.

     For its advisory services, PIMC is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio's average daily net assets: .50% of the first $1 billion, .45% of the next $1 billion, .425% of the next $1 billion and .40% of net assets in excess of $3 billion.

     PIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Portfolio. For the year ended September 30, 1994, advisory fees and waivers and reimbursement for each Portfolio were as follows:

                                                     GROSS                            NET ADVISORY
                                                  ADVISORY FEE          WAIVER             FEE
                                                  ------------         --------       ------------
    Managed Income Portfolio..................      $1,997,633         $599,290         $1,398,343
    Tax-Free Income Portfolio.................          47,655           47,655                 --
    Intermediate Government Portfolio.........         921,365          552,819            368,546
    Ohio Tax-Free Income Portfolio............          35,709           35,709                 --
    Pennsylvania Tax-Free Income Portfolio....         276,649          227,003             49,646
    Short-Term Bond Portfolio.................         174,589          137,696             36,893
    Intermediate-Term Bond Portfolio..........         337,365          206,071            131,294

     PIMC pays PNC Bank and PNC Bank Ohio fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., and Provident Distributors, Inc. ("PDI") act as co-administrators for the Fund. The combined administration fee is computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .20% of the first $500 million, .18% of the next $500 million,
 .16% of the next $1 billion and .15% of net assets in excess of $2 billion.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

     PFPC and PDI may, at their discretion, voluntarily waive all or any portion of their administration fees for any Portfolio. For the year ended September 30, 1994, administration fees and waivers for each Portfolio were as follows:

                                                      GROSS                                NET
                                                  ADMINISTRATION                      ADMINISTRATION
                                                       FEE              WAIVER             FEE
                                                  --------------       --------       --------------
    Managed Income Portfolio..................       $799,053          $277,849          $521,204
    Tax-Free Income Portfolio.................         19,062            19,062                --
    Intermediate Government Portfolio.........        368,546           181,804           186,742
    Ohio Tax-Free Income Portfolio............         14,284            14,284                --
    Pennsylvania Tax-Free Income Portfolio....        109,878            90,020            19,858
    Short-Term Bond Portfolio.................         69,836            55,078            14,758
    Intermediate-Term Bond Portfolio..........        134,946            82,428            52,518

     In addition, PNC Bank serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     PIMC, PFPC and PDI have also voluntarily agreed to reimburse for expenses in the amount of $50,257 with respect to the Tax-Free Income Portfolio, $49,695 with respect to the Ohio Tax-Free Income Portfolio and $13,503 with respect to the Pennsylvania Tax-Free Income Portfolio for the year ended September 30, 1994.

     PIMC, PFPC and PDI have also agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses of such Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. No such reimbursements were necessary for the year ended September 30, 1994.

(C)  PURCHASES AND SALES OF SECURITIES

     For the year ended September 30, 1994, purchases and sales of securities, other than short-term and government securities, were as follows:

                                                               PURCHASES             SALES
                                                              ------------       -------------
    Managed Income Portfolio................................  $239,730,336       $ 179,162,722
    Tax-Free Income Portfolio...............................     4,861,671           3,624,546
    Intermediate Government Portfolio.......................    83,492,343           2,186,302
    Ohio Tax-Free Income Portfolio..........................     8,601,801           4,236,805
    Pennsylvania Tax-Free Income Portfolio..................    40,026,196          17,022,412
    Short-Term Bond Portfolio...............................    40,258,016          20,671,871
    Intermediate-Term Bond Portfolio........................    87,171,760          39,944,186

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

    For the year ended September 30, 1994, purchases and sales of government securities were as follows:

                                                                PURCHASES             SALES
                                                               ------------        -----------
    Managed Income Portfolio.................................  $141,530,574        $51,423,328
    Intermediate Government Portfolio........................    31,121,094         13,793,086
    Short-Term Bond Portfolio................................    21,885,416         14,158,000
    Intermediate-Term Bond Portfolio.........................    29,163,774         21,188,688

(D)  CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                            MANAGED INCOME PORTFOLIO
                                             ------------------------------------------------------
                                                FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                SEPTEMBER 30, 1994           SEPTEMBER 30, 1993
                                             -------------------------    -------------------------
                                               SHARES        VALUE          SHARES        VALUE
                                             ----------   ------------    ----------   ------------
Shares sold:
  Institutional Class......................  12,186,561   $124,468,452     7,421,047   $ 80,336,982
  Service Class............................   8,352,936     87,090,065     1,389,371     15,338,120
  Series A Investor Class..................     628,230      6,631,737       542,927      5,898,085
Shares issued in acquisition:
  Institutional Class......................   3,649,044     36,599,918       290,838      3,274,839
  Service Class............................          --             --            --             --
  Series A Investor Class..................          --             --            --             --
Shares issued in reinvestment of dividends:
  Institutional Class......................   2,074,139     21,617,113     2,035,683     21,790,311
  Service Class............................     205,275      2,116,342         8,978         99,979
  Series A Investor Class..................      59,113        615,438        18,592        201,580
Shares redeemed:
  Institutional Class......................  (8,140,174)   (85,121,512)   (8,404,154)   (90,821,836)
  Service Class............................  (3,017,544)   (31,450,922)      (27,163)      (302,078)
  Series A Investor Class..................    (220,470)    (2,266,512)      (44,567)      (487,214)
                                             ----------   ------------    ----------   ------------
Net increase...............................  15,777,110   $160,300,119     3,231,552   $ 35,328,768
                                             ==========   ============    ==========   ============

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

                                                           TAX-FREE INCOME PORTFOLIO
                                             ------------------------------------------------------
                                                FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                SEPTEMBER 30, 1994           SEPTEMBER 30, 1993
                                             -------------------------    -------------------------
                                               SHARES        VALUE          SHARES        VALUE
                                             ----------   ------------    ----------   ------------
Shares sold:
  Institutional Class......................      30,016   $    320,369       182,328   $  2,000,681
  Service Class............................     299,743      3,207,629       104,211      1,144,523
  Series A Investor Class..................     102,083      1,081,748       420,778      4,547,839
Shares issued in reinvestment of dividends:
  Institutional Class......................       3,035         33,037         1,273         13,953
  Service Class............................       4,080         43,401           388          4,349
  Series A Investor Class..................      43,152        463,438        35,628        383,454
Shares redeemed:
  Institutional Class......................     (79,482)      (827,433)     (123,976)    (1,362,485)
  Service Class............................    (149,752)    (1,559,420)      (48,556)      (534,598)
  Series A Investor Class..................    (142,876)    (1,498,048)     (457,350)    (5,001,115)
                                             ----------   ------------    ----------   ------------
Net increase...............................     109,999   $  1,264,721       114,724   $  1,196,601
                                             ==========   ============    ==========   ============

                                                       INTERMEDIATE GOVERNMENT PORTFOLIO
                                             ------------------------------------------------------
                                                FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                SEPTEMBER 30, 1994           SEPTEMBER 30, 1993
                                             -------------------------    -------------------------
                                               SHARES        VALUE          SHARES        VALUE
                                             ----------   ------------    ----------   ------------
Shares sold:
  Institutional Class......................   5,241,062   $ 53,297,377     7,183,418   $ 74,733,079
  Service Class............................   7,063,429     70,892,359     1,531,120     16,084,512
  Series A Investor Class..................     319,769      3,266,107       707,454      7,413,197
Shares issued in reinvestment of dividends:
  Institutional Class......................     515,901      5,204,029       548,154      5,687,283
  Service Class............................     162,581      1,624,604         8,941         94,420
  Series A Investor Class..................      48,076        484,534        17,934        187,297
Shares redeemed:
  Institutional Class......................  (5,308,429)   (53,437,379)   (4,748,957)   (49,609,857)
  Service Class............................  (2,334,076)   (23,159,926)     (121,176)    (1,281,483)
  Series A Investor Class..................    (208,394)    (2,123,022)     (143,734)    (1,510,660)
                                             ----------   ------------    ----------   ------------
Net increase...............................   5,499,919   $ 56,048,683     4,983,154   $ 51,797,788
                                             ==========   ============    ==========   ============

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

                                                          OHIO TAX-FREE INCOME PORTFOLIO
                                               ----------------------------------------------------
                                                                                FOR THE PERIOD
                                                                               DECEMBER 1, 1992(1)
                                                  FOR THE YEAR ENDED                THROUGH
                                                  SEPTEMBER 30, 1994          SEPTEMBER 30, 1993
                                               -------------------------    -----------------------
                                                 SHARES        VALUE         SHARES        VALUE
                                               ----------   ------------    ---------   -----------
Shares sold:
  Institutional Class........................     175,112   $  1,807,527      332,416   $ 3,418,528
  Service Class..............................     422,283      4,189,332      215,998     2,219,872
  Series A Investor Class....................     191,083      1,965,179      236,888     2,420,175
Shares issued in reinvestment of dividends:
  Institutional Class........................       5,038         51,291        1,277        13,128
  Service Class..............................       3,851         38,380          212         2,210
  Series A Investor Class....................      17,230        172,308        3,527        36,194
Shares redeemed:
  Institutional Class........................    (326,154)    (3,233,385)    (174,492)   (1,787,962)
  Service Class..............................     (51,056)      (506,812)    (130,071)   (1,336,759)
  Series A Investor Class....................     (36,633)      (375,525)     (13,775)     (141,915)
                                               ----------   ------------    ---------   -----------
Net increase.................................     400,754   $  4,108,295      471,980   $ 4,843,471
                                               ==========   ============    =========   ===========

                                                      PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                                               ----------------------------------------------------
                                                                                FOR THE PERIOD
                                                                               DECEMBER 1, 1992(1)
                                                  FOR THE YEAR ENDED                THROUGH
                                                  SEPTEMBER 30, 1994          SEPTEMBER 30, 1993
                                               -------------------------    -----------------------
                                                 SHARES        VALUE         SHARES        VALUE
                                               ----------   ------------    ---------   -----------
Shares sold:
  Institutional Class........................      64,868   $    647,801      256,351   $ 2,672,903
  Service Class..............................   1,233,208     12,861,509      365,347     3,851,830
  Series A Investor Class....................   2,269,114     23,724,954    3,486,306    36,073,560
Shares issued in reinvestment of dividends:
  Institutional Class........................         325          3,463          881         9,177
  Service Class..............................      15,516        158,276          478         5,073
  Series A Investor Class....................     212,735      2,147,477       60,602       632,451
Shares redeemed:
  Institutional Class........................     (24,130)      (253,996)    (233,285)   (2,425,665)
  Service Class..............................    (440,397)    (4,431,356)      (1,898)      (20,350)
  Series A Investor Class....................  (1,097,528)   (11,299,229)    (188,898)   (1,943,117)
                                               ----------   ------------    ---------   -----------
Net increase.................................   2,233,711   $ 23,558,899    3,745,884   $38,855,862
                                               ==========   ============    =========   ===========

-------------
(1) Commencement of operations.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

                                                            SHORT-TERM BOND PORTFOLIO
                                               ----------------------------------------------------
                                                                                FOR THE PERIOD
                                                                              SEPTEMBER 1, 1993(1)
                                                  FOR THE YEAR ENDED                THROUGH
                                                  SEPTEMBER 30, 1994          SEPTEMBER 30, 1993
                                               -------------------------    -----------------------
                                                 SHARES        VALUE         SHARES        VALUE
                                               ----------   ------------    ---------   -----------
Shares sold:
  Institutional Class........................   3,720,716   $ 37,120,901      375,000   $ 3,750,000
  Service Class..............................     755,330      7,473,735      316,515     3,165,152
  Series A Investor Class....................      29,976        294,033           --            --
Shares issued in reinvestment of dividends:
  Institutional Class........................      21,968        214,759           --            --
  Service Class..............................      14,450        141,147           --            --
  Series A Investor Class....................         532          5,175           --            --
Shares redeemed:
  Institutional Class........................  (2,277,873)   (22,096,796)          --            --
  Service Class..............................    (400,419)    (3,947,645)     (35,313)     (353,252)
  Series A Investor Class....................      (1,632)       (15,778)          --            --
                                               ----------   ------------    ---------   -----------
Net increase.................................   1,863,048   $ 19,189,531      656,202   $ 6,561,900
                                               ==========   ============    =========   ===========

                                                         INTERMEDIATE-TERM BOND PORTFOLIO
                                               ----------------------------------------------------
                                                                                FOR THE PERIOD
                                                                              SEPTEMBER 17, 1993(1)
                                                  FOR THE YEAR ENDED                THROUGH
                                                  SEPTEMBER 30, 1994          SEPTEMBER 30, 1993
                                               -------------------------    -----------------------
                                                 SHARES        VALUE         SHARES        VALUE
                                               ----------   ------------    ---------   -----------
Shares sold:
  Institutional Class........................   2,440,016   $ 22,611,998       34,087   $   341,383
  Service Class..............................   2,720,032     25,860,499        9,096        91,284
  Series A Investor Class....................       9,574         87,478           --            --
Shares issued in acquisition:
  Institutional Class........................   3,673,356     33,684,821    5,662,188    56,621,877
  Service Class..............................   3,055,695     29,793,024           --            --
  Series A Investor Class....................          --             --           --            --
Shares issued in reinvestment of dividends:
  Institutional Class........................      84,197        768,975           --            --
  Service Class..............................     101,940        943,961           --            --
  Series A Investor Class....................          58            531           --            --
Shares redeemed:
  Institutional Class........................  (3,917,113)   (38,816,847)     (29,996)     (299,748)
  Service Class..............................  (1,933,866)   (18,101,776)          --            --
  Series A Investor Class....................          (2)           (15)          --            --
                                               ----------   ------------    ---------   -----------
Net increase.................................   6,233,887   $ 56,832,649    5,675,375   $56,754,796
                                               ==========   ============    =========   ===========

-------------
(1) Commencement of operations.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

(E)  AT SEPTEMBER 30, 1994, NET ASSETS CONSISTED OF:

                                                               MANAGED        TAX-FREE     INTERMEDIATE
                                                               INCOME          INCOME       GOVERNMENT
                                                              PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                             ------------     ----------    ------------
Capital paid-in.........................................     $495,845,612     $9,455,902    $209,322,348
Undistributed net investment income.....................               --          1,074          17,575
Distributions in excess of net investment income........       (1,274,878)            --              --
Distributions in excess of net realized gains...........         (371,881)            --              --
Accumulated net realized gain (loss)
  on investment transactions............................       (3,617,069)        24,640        (521,807)
Net unrealized depreciation on investments..............      (16,945,429)      (268,262)    (10,524,169)
                                                             ------------     ----------    ------------
                                                             $473,636,355     $9,213,354    $198,293,947
                                                             ============     ==========    ============

                                              OHIO          PENNSYLVANIA     SHORT-TERM    INTERMEDIATE-
                                         TAX-FREE INCOME   TAX-FREE INCOME      BOND         TERM BOND
                                            PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO
                                         ---------------   ---------------   -----------   -------------
Capital paid-in........................    $8,951,866        $62,414,861     $25,751,431    $112,414,132
Undistributed net investment income....            --                 --              --          13,608
Distributions in excess of net
  investment income....................            --             (3,258)             --              --
Accumulated net realized loss on
  investment transactions..............      (100,370)          (288,051)     (1,064,515)     (1,169,139)
Net unrealized depreciation on
  investments..........................      (471,272)        (3,404,461)       (560,536)     (3,511,573)*
                                           ----------        -----------     -----------    ------------
                                           $8,380,224        $58,719,091     $24,126,380    $107,747,028
                                           ==========        ===========     ===========    ============

-------------
* Includes $1,173,313 of unrealized appreciation, at time of acquisition.

(F)  CAPITAL LOSS CARRYOVERS

     At September 30, 1994, capital loss carryovers were available to offset possible future realized capital gains as follows: $3,617,069 in the Managed Income Portfolio which expire in the year 2002, $521,807 in the Intermediate Government Portfolio which expire in the year 2002, and $1,064,515 in the Short-Term Bond Portfolio which expire in the year 2002. At September 30, 1994, the deferred post-October losses were as follows: $371,881 for the Managed Income Portfolio, $100,370 for the Ohio Tax-Free Income Portfolio, $285,131 for the Pennsylvania Tax-Free Income Portfolio, and $1,155,530 for the Intermediate-Term Bond Portfolio.

(G)  ACQUISITION OF PNC COLLECTIVE FUNDS

     On September 16, 1993, The PNC Fund acquired all the assets of the Citizens Fidelity Institutional Active Fixed Income Fund from the participants of such fund. The acquisition was accomplished by a taxable exchange of assets with a value of $3,274,839 for 290,838 Institutional shares of the Managed Income Portfolio at $11.26 per share.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

     On September 16, 1993, The PNC Fund acquired all the assets of the Citizens Fidelity Institutional Bond Fund from participants of such fund. The acquisition was accomplished by a taxable exchange of assets with a value of $56,621,877 for 5,662,188 Institutional shares of the Intermediate-Term Bond Portfolio at $10.00 per share.

     On December 28, 1993, The PNC Fund acquired all the assets of the PNC Financial Common Trust for Retirement Assets Fixed Income Portfolio from participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $29,793,024 for 3,055,695 Service shares of the Intermediate-Term Bond Portfolio at $9.75 per share. The Fixed Income Portfolio's net assets on that date included $1,173,313 in unrealized appreciation of securities.

     On May 26, 1994, The PNC Fund acquired all the assets of the PNC Pension Plan Assets Fixed Income Portfolio from participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $22,388,535 for 2,444,163 Institutional shares of the Intermediate-Term Bond Portfolio at $9.16 per share and a value of $24,915,125 for 2,484,060 Institutional shares of the Managed Income Portfolio at $10.03 per share.

     On June 21, 1994, The PNC Fund acquired all the assets of the PNC Incentive Savings Plan Assets Fixed Income Portfolio from participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $11,296,286 for 1,229,193 Institutional shares of the Intermediate-Term Bond Portfolio at $9.19 per share and a value of $11,684,793 for 1,164,984 Institutional shares of the Managed Income Portfolio at $10.03 per share.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE PNC FUND:

     We have audited the accompanying statements of net assets of The PNC Fund (Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, and the Intermediate Term-Bond Portfolios), as of September 30, 1994, and the related statements of operations for the year (or period) then ended, the statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of September 30, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The PNC Fund (Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, and the Intermediate Term-Bond Portfolios), as of September 30, 1994, and the results of their operations for the year (or period) then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND, L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 23, 1994

================================================================================

Investment Adviser
  PNC Institutional Management
     Corporation
  Wilmington, Delaware 19809

Sub-Adviser -- Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Pennsylvania Tax-Free Income
Portfolio, Short-Term Bond Portfolio
and Intermediate-Term Bond Portfolio
and Custodian
  PNC Bank, National Association
  Philadelphia, Pennsylvania 19101

Sub-Adviser -- Ohio Tax-Free
Income Portfolio
  PNC Bank, Ohio, National Association
  Cincinnati, Ohio 45202

Co-Administrator and Transfer Agent
  PFPC Inc.
  Wilmington, Delaware 19809

Co-Administrator and Distributor
  Provident Distributors, Inc.
  Radnor, Pennsylvania 19087

Counsel
  Drinker Biddle & Reath
  Philadelphia, Pennsylvania 19107

Independent Accountants
  Coopers & Lybrand, L.L.P.
  Philadelphia, Pennsylvania 19103
PNCI-T-01F
================================================================================

================================================================================


                               [NEW LOGO TO COME]


                                THE PNC(R) FUND


                            MANAGED INCOME PORTFOLIO

                           TAX-FREE INCOME PORTFOLIO

                       INTERMEDIATE GOVERNMENT PORTFOLIO

                         OHIO TAX-FREE INCOME PORTFOLIO

                             PENNSYLVANIA TAX-FREE

                                INCOME PORTFOLIO

                           SHORT-TERM BOND PORTFOLIO

                        INTERMEDIATE-TERM BOND PORTFOLIO




                         Annual Report to Shareholders
                               September 30, 1994

================================================================================